Execution Version
AMENDMENT NO. 2
Dated as of December 5, 2024
to the
AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT
Dated as of October 20, 2022
Among
NATIONAL RURAL UTILITIES
COOPERATIVE FINANCE CORPORATION,
THE BANKS PARTY HERETO,
JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and Initial Issuing Bank,
MIZUHO BANK, LTD.
as successor Syndication Agent
and
PNC BANK, NATIONAL ASSOCIATION,
ROYAL BANK OF CANADA,
TRUIST BANK,
and
U.S. BANK NATIONAL ASSOCIATION
as Co-Documentation Agents
__________________________
J.P. MORGAN CHASE BANK, N.A.,
MIZUHO BANK, LTD.,
PNC CAPITAL MARKETS LLC,
RBC CAPITAL MARKETS,
TRUIST SECURITIES, INC.
and
U.S. BANK NATIONAL ASSOCIATION
as Co-Lead Arrangers and Joint Bookrunners

AMENDMENT NO. 2
AMENDMENT NO. 2 dated as of December 5, 2024 (this “Amendment”) to the Amended and Restated Revolving Credit Agreement dated as of October 20, 2022, as amended by Amendment No. 1 dated as of November 20, 2023, among NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, a not-for-profit cooperative association incorporated under the laws of the District of Columbia, the BANKS party thereto from time to time, JPMORGAN CHASE BANK, N.A., as Administrative Agent and as Initial Issuing Bank, MIZUHO BANK (USA), as Syndication Agent, and PNC BANK, NATIONAL ASSOCIATION, ROYAL BANK OF CANADA, TRUIST BANK and U.S. BANK NATIONAL ASSOCIATION, as Co-Documentation Agents (the “Existing Credit Agreement” and, as amended by this Amendment, the “Amended Credit Agreement”).
W I T N E S S E T H :
WHEREAS, the Borrower has requested that the Banks party to the Existing Credit Agreement, immediately prior to the effectiveness of this Amendment (each, an “Existing Bank”), enter into this Amendment pursuant to which (i) the Existing Banks agree to extend the termination of their Commitments to November 28, 2028 (the “Extended Commitment Termination Date”), (ii) certain Existing Banks will agree to provide additional revolving credit commitments having as a termination date the Extended Commitment Termination Date (the “Extended Commitment Increase”) and (iii) certain other provisions of the Existing Credit Agreement will be amended;
WHEREAS, each financial institution identified on Schedule 1 hereto as an “Extending Bank” (each, an “Extending Bank”) has agreed, on the terms and conditions set forth herein, to provide Commitments terminating on the Extended Commitment Termination Date in the amounts set forth on Schedule 1 hereto opposite such Extending Bank’s name under the heading “Commitment” (the “Extended Commitments”);
WHEREAS, on the Second Amendment Effective Date (as defined in Section 7 below), the existing Commitment of each Extending Bank will be converted into an Extended Commitment;
WHEREAS, certain other financial institutions referred to herein as “Non- Extending Banks” (each, a “Non-Extending Bank”) have informed the Borrower of their desire to not extend their existing Commitments;
WHEREAS, each financial institution identified on the signature pages hereto as a “New Bank” (each, a “New Bank”) has agreed severally, on the terms and conditions set forth herein, to provide a portion of the Extended Commitment Increase equal to the amount set forth on Schedule 1 hereto opposite such New

Bank’s name under the heading “Extended Commitments” and to become a
“Bank” for all purposes under the Amended Credit Agreement; and
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Existing Credit Agreement or in the Amended Credit Agreement, as the context shall require, has the meaning assigned to such term in the Existing Credit Agreement or in the Amended Credit Agreement, as applicable. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Amendment” and each other similar reference contained in the Existing Credit Agreement shall, on and after the Second Amendment Effective Date, refer to the Amended Credit Agreement.
Section 2. Amended Terms and Second Amendment Effective Date Transactions.
(a)    Each of the parties hereto agrees that, effective on the Second Amendment Effective Date, the Existing Credit Agreement (including certain Schedules and Exhibits thereto) shall be amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the amended pages of the Existing Credit Agreement attached hereto as Exhibit A, and the Banks party hereto authorize the Administrative Agent and the Borrower to prepare a conformed copy of the Amended Credit Agreement that includes the changes contained in, and consistent with, the amended pages attached as Exhibit A.
(b)    On the Second Amendment Effective Date, the Commitment of each Existing Bank that is an Extending Bank will be converted into an Extended Commitment under the Amended Credit Agreement in the amounts set forth on Schedule 1 hereto, so that the aggregate Commitment of such Extending Bank under the Amended Credit Agreement shall equal such Extended Bank’s Extended Commitments.
(c)    On the Second Amendment Effective Date, each New Bank agrees to be bound by all of the terms and conditions applicable to a Bank under the Amended Credit Agreement and accedes to all of the rights and obligations of a Bank as if it had been an original party thereto.
Section 3. Representations of Borrower. The Borrower represents and warrants, as of the date hereof, that:
(a)    the Borrower has the corporate power and authority to execute, deliver and perform its obligations under this Amendment and under the Amended Credit Agreement, and has taken all necessary corporate action to authorize the execution, delivery and performance by it of this Amendment and the Amended Credit Agreement. The Borrower has duly executed and delivered this Amendment, and this Amendment and the Amended Credit Agreement constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except as enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (regardless of whether enforcement is sought by proceeding in equity or at law);
(b)    no material authorization, consent, approval or license of, or declaration, filing or registration with or exemption by, any Governmental Authority, body or agency is required in connection with the execution, delivery and performance by the Borrower of this Amendment. The Banks acknowledge that the Borrower may file this Amendment with the Securities and Exchange Commission on or after the Second Amendment Effective Date; and
(c)    the execution and delivery of this Amendment and performance by the Borrower of this Amendment and the Amended Credit Agreement, the borrowings contemplated under the Amended Credit Agreement and the use of the proceeds thereof will not (i) contravene any material provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or Governmental Authority to which the Borrower is subject, (ii) require any consent under, or violate or result in any breach of any of the material terms, covenants, conditions or provisions of, or constitute a material default under, or give rise to any right to accelerate or to require the prepayment, repurchase or redemption of any obligation under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of the Borrower pursuant to the terms of the Amended Credit Agreement or any material indenture, mortgage, deed of trust, agreement or instrument, in each case to which the Borrower is a party or by which it or any its property or assets is bound or to which it may be subject, or (iii) violate any provision of the articles of incorporation or by-laws, as applicable, of the Borrower.
Section 4. GOVERNING LAW. (a) THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
(b)    EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES, TO THE FULLEST EXTENT PERMITTED BY LAW, THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AMENDMENT SHALL AFFECT ANY RIGHT THAT ANY PARTY HERETO OR ANY BANK MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AMENDMENT AGAINST ANY OTHER

PARTY HERETO OR ANY BANK OR THEIR RESPECTIVE PROPERTIES IN THE COURTS OF ANY JURISDICTION.
(c)    EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.
(d)    EACH PARTY TO THIS AMENDMENT IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 9.01 OF THE AMENDED CREDIT AGREEMENT. NOTHING IN THIS AMENDMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS AMENDMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.
Section 5. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
Section 6. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” and words of similar import in this Amendment shall be deemed to include electronic or digital signatures or the keeping of records in electronic form, each of which shall be of the same effect, validity and enforceability as manually executed signatures or a paper- based recordkeeping system, as the case may be, to the extent and as provided for under applicable law, including the Electronic Signatures in Global and National Commerce Act of 2000, the Electronic Signatures and Records Act of 1999, or any other similar state Laws based on the Uniform Electronic Transactions Act. Notwithstanding the foregoing, if the Administrative Agent or any Bank reasonably requests a manually executed counterpart, the Company shall deliver such manually executed counterpart.
Section 7. Effectiveness. This Amendment shall become effective on the date (the “Second Amendment Effective Date”) on which the Administrative Agent shall have received the following documents or other items, each dated the Second Amendment Effective Date unless otherwise indicated, and satisfaction of the conditions precedent set forth in (h) below:
(a)    receipt by the Administrative Agent of counterparts hereof signed by each of the parties hereto (or, in the case of any party as to which an executed counterpart shall not have been received, receipt by the Administrative Agent in form satisfactory to it of telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party), including receipt of consent from (i) each Extending Bank, (ii) each Non-Extending Bank, and (iii) the Required Banks under the Existing Credit Agreement;
(b)    receipt by the Administrative Agent of an opinion of the General Counsel of the Borrower, substantially in the form of Exhibit C to the Amended Credit Agreement, provided that an enforceability opinion under New York law, that is reasonably acceptable to the Administrative Agent, shall be furnished by the Borrower’s New York counsel, Foley & Lardner LLP, subject to customary assumptions, qualifications and limitations;
(c)    receipt by the Administrative Agent of a certificate signed by any one of the Chief Financial Officer, the Chief Executive Officer, the Treasurer, an Assistant Secretary-Treasurer, the Controller or the Vice President, Capital Markets Relations of the Borrower to the effect that the conditions set forth in clauses (c) through (g), inclusive, of Section 3.03 of the Amended Credit Agreement have been satisfied as of the Second Amendment Effective Date and, in the case of clauses (c), (d) and (g), setting forth in reasonable detail the calculations required to establish such compliance;
(d)    receipt by the Administrative Agent of a certificate of an officer of the Borrower acceptable to the Administrative Agent stating that all consents, authorizations, notices and filings required or advisable in connection with this Amendment are in full force and effect, and the Administrative Agent shall have received evidence thereof reasonably satisfactory to it;
(e)    receipt by the Administrative Agent and the Syndication Agent (or their respective permitted assigns) and by each Bank Party of all fees, including all such fees that are owed to each Non-Extending Bank required to be paid in the respective amounts heretofore mutually agreed in writing, and all expenses required to be reimbursed pursuant to the terms of the Existing Credit Agreement and for which invoices have been presented, at least one (1) business day prior to the Second Amendment Effective Date;
(f)    receipt by the Administrative Agent and the Banks of a Beneficial Ownership Certification on the Second Amendment Effective Date and all documentation and other information required by regulatory authorities under applicable “know your customer” and anti- money laundering rules and regulations, including, without limitation, the USA PATRIOT Act (Title III of Pub. L. 107-56) and the FinCEN beneficial ownership regulations under the Beneficial Ownership Regulation;
(g)    receipt by the Administrative Agent of all documents the Administrative Agent may reasonably request relating to the existence of the Borrower, the corporate authority for and the validity of this Amendment all in form and substance reasonably satisfactory to the Administrative Agent;
(h)    receipt by a requesting Bank of a new promissory Note, as applicable; and
(i)    no Default or Event of Default has occurred and is continuing, or would result from the extension of the Extended Commitment Termination Date and (B) all the representations and warranties of the Borrower set forth in the Amended Credit Agreement shall be true and correct in all material respects (without duplication of materiality qualifications otherwise set forth in such representations and warranties, before and after giving effect to such extension).
The Administrative Agent shall promptly notify the Borrower and the Bank Parties of the Second Amendment Effective Date, and such notice shall be conclusive and binding on all parties hereto.
6

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.
NATIONAL RURAL UTILITIES
COOPERATION FINANCE CORPORATION
By: /s/ YU LING WANG
Name:    Yu Ling Wang
Title:    Senior Vice President and
Chief Financial Officer

Signature Page to Amendment No. 2 – 2028 Facility

JPMORGAN CHASE BANK, N.A., as Administrative Agent, Initial Issuing Bank and Extending Bank
By: /s/ KHAWAJA TARIQ
Name:    Khawaja Tariq
Title:     Vice President

Signature Page to Amendment No. 2 – 2028 Facility

MIZUHO BANK, LTD., as Syndication Agent and Extending Bank
By: /s/ EDWARD SACKS
Name:     Edward Sacks
Title:    Managing Director

Signature Page to Amendment No. 2 – 2028 Facility

SIGNATURE PAGE TO AMENDMENT NO. 2 (THE “AMENDMENT”) TO THE AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT DATED AS OF OCTOBER 20, 2022, AS AMENDED BY AMENDMENT NO. I TO THE EXISTING CREDIT AGREEMENT, DATED AS OF NOVEMBER 20. 2023, AMONG NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, AS BORROWER., THE BANKS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, MIZUHO BANK (USA) AS SYNDICATION AGENT AND THE OTHER AGENTS PARTY THERETO (THE “EXISTING CREDIT AGREEMENT”).
Check only one of the following:

☒    The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount set forth on Schedule 1 hereto, which amount will be converted in full to an Extended Commitment.
□    The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Amended Credit Agreement in an aggregate principal amount of $__________________.
□    The undersigned is a “Non-Extending Bank” and consents to this Amendment and to not extending its existing Commitment.
□    The undersigned is a “New Bank” and confirms its willingness to provide a Commitment under the Amended Credit Agreement in the aggregate principal amount of $__________________.

ROYAL BANK OF CANADA
By: /s/ BENJAMIN LENNON
Name:    Benjamin Lennon
Title:    Authorized Signatory

Signature Page to Amendment No. 2 – 2028 Facility

SIGNATURE PAGE TO AMENDMENT NO. 2 (THE “AMENDMENT”) TO THE AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT DATED AS OF OCTOBER 20, 2022, AS AMENDED BY AMENDMENT NO. I TO THE EXISTING CREDIT AGREEMENT, DATED AS OF NOVEMBER 20. 2023, AMONG NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, AS BORROWER., THE BANKS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, MIZUHO BANK (USA) AS SYNDICATION AGENT AND THE OTHER AGENTS PARTY THERETO (THE “EXISTING CREDIT AGREEMENT”).
Check only one of the following:

☒    The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount set forth on Schedule 1 hereto, which amount will be converted in full to an Extended Commitment.
□    The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Amended Credit Agreement in an aggregate principal amount of $__________________.
□    The undersigned is a “Non-Extending Bank” and consents to this Amendment and to not extending its existing Commitment.
□    The undersigned is a “New Bank” and confirms its willingness to provide a Commitment under the Amended Credit Agreement in the aggregate principal amount of $__________________.

Truist Bank

By: /s/ JUSTIN LIEN
Name:    Justin Lien
Title:    Director

Signature Page to Amendment No. 2 – 2028 Facility

SIGNATURE PAGE TO AMENDMENT NO. 2 (THE “AMENDMENT”) TO THE AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT DATED AS OF OCTOBER 20, 2022, AS AMENDED BY AMENDMENT NO. I TO THE EXISTING CREDIT AGREEMENT, DATED AS OF NOVEMBER 20. 2023, AMONG NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, AS BORROWER., THE BANKS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, MIZUHO BANK (USA) AS SYNDICATION AGENT AND THE OTHER AGENTS PARTY THERETO (THE “EXISTING CREDIT AGREEMENT”).
Check only one of the following:

☒    The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount set forth on Schedule 1 hereto, which amount will be converted in full to an Extended Commitment.
□    The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Amended Credit Agreement in an aggregate principal amount of $__________________.
□    The undersigned is a “Non-Extending Bank” and consents to this Amendment and to not extending its existing Commitment.
□    The undersigned is a “New Bank” and confirms its willingness to provide a Commitment under the Amended Credit Agreement in the aggregate principal amount of $__________________.

PNC BANK, NATIONAL ASSOCIATION
By: /s/ JOSEPH MCELHINNY
Name:    Joseph McElhinny
Title:    Senior Vice President

Signature Page to Amendment No. 2 – 2028 Facility

SIGNATURE PAGE TO AMENDMENT NO. 2 (THE “AMENDMENT”) TO THE AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT DATED AS OF OCTOBER 20, 2022, AS AMENDED BY AMENDMENT NO. I TO THE EXISTING CREDIT AGREEMENT, DATED AS OF NOVEMBER 20. 2023, AMONG NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, AS BORROWER., THE BANKS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, MIZUHO BANK (USA) AS SYNDICATION AGENT AND THE OTHER AGENTS PARTY THERETO (THE “EXISTING CREDIT AGREEMENT”).
Check only one of the following:

□    The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount set forth on Schedule 1 hereto, which amount will be converted in full to an Extended Commitment.
☒    The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Amended Credit Agreement in an aggregate principal amount of $50,000,000.
□    The undersigned is a “Non-Extending Bank” and consents to this Amendment and to not extending its existing Commitment.
□    The undersigned is a “New Bank” and confirms its willingness to provide a Commitment under the Amended Credit Agreement in the aggregate principal amount of $__________________.

MUFG Bank, Ltd.
By: /s/ MICHAEL AGRIMIS
Name:    Michael Agrimis
Title:     Managing Director

Signature Page to Amendment No. 2 – 2028 Facility

SIGNATURE PAGE TO AMENDMENT NO. 2 (THE “AMENDMENT”) TO THE AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT DATED AS OF OCTOBER 20, 2022, AS AMENDED BY AMENDMENT NO. I TO THE EXISTING CREDIT AGREEMENT, DATED AS OF NOVEMBER 20. 2023, AMONG NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, AS BORROWER., THE BANKS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, MIZUHO BANK (USA) AS SYNDICATION AGENT AND THE OTHER AGENTS PARTY THERETO (THE “EXISTING CREDIT AGREEMENT”).
Check only one of the following:

☒    The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount set forth on Schedule 1 hereto, which amount will be converted in full to an Extended Commitment.
□    The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Amended Credit Agreement in an aggregate principal amount of $__________________.
□    The undersigned is a “Non-Extending Bank” and consents to this Amendment and to not extending its existing Commitment.
□    The undersigned is a “New Bank” and confirms its willingness to provide a Commitment under the Amended Credit Agreement in the aggregate principal amount of $__________________.

KEYBANK NATIONAL ASSOCIATION
By: /s/ BENJAMIN C COOPER
Name:    Benjamin C Cooper
Title:    SVP

Signature Page to Amendment No. 2 – 2028 Facility

SIGNATURE PAGE TO AMENDMENT NO. 2 (THE “AMENDMENT”) TO THE AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT DATED AS OF OCTOBER 20, 2022, AS AMENDED BY AMENDMENT NO. I TO THE EXISTING CREDIT AGREEMENT, DATED AS OF NOVEMBER 20. 2023, AMONG NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, AS BORROWER., THE BANKS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, MIZUHO BANK (USA) AS SYNDICATION AGENT AND THE OTHER AGENTS PARTY THERETO (THE “EXISTING CREDIT AGREEMENT”).
Check only one of the following:

☒    The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount set forth on Schedule 1 hereto, which amount will be converted in full to an Extended Commitment.
□    The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Amended Credit Agreement in an aggregate principal amount of $__________________.
□    The undersigned is a “Non-Extending Bank” and consents to this Amendment and to not extending its existing Commitment.
□    The undersigned is a “New Bank” and confirms its willingness to provide a Commitment under the Amended Credit Agreement in the aggregate principal amount of $__________________.

Regions Bank
By: /s/ TEDRICK TARVER
Name:    Tedrick Tarver
Title:    Director

Signature Page to Amendment No. 2 – 2028 Facility

SIGNATURE PAGE TO AMENDMENT NO. 2 (THE “AMENDMENT”) TO THE AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT DATED AS OF OCTOBER 20, 2022, AS AMENDED BY AMENDMENT NO. I TO THE EXISTING CREDIT AGREEMENT, DATED AS OF NOVEMBER 20. 2023, AMONG NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, AS BORROWER., THE BANKS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, MIZUHO BANK (USA) AS SYNDICATION AGENT AND THE OTHER AGENTS PARTY THERETO (THE “EXISTING CREDIT AGREEMENT”).
Check only one of the following:

☒    The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount set forth on Schedule 1 hereto, which amount will be converted in full to an Extended Commitment.
□    The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Amended Credit Agreement in an aggregate principal amount of $__________________.
□    The undersigned is a “Non-Extending Bank” and consents to this Amendment and to not extending its existing Commitment.
□    The undersigned is a “New Bank” and confirms its willingness to provide a Commitment under the Amended Credit Agreement in the aggregate principal amount of $__________________.

U.S. Bank National Association
By: /s/ RYAN HUTCHINS
Name:    Ryan Hutchins
Title:    Senior Vice President

Signature Page to Amendment No. 2 – 2028 Facility

SIGNATURE PAGE TO AMENDMENT NO. 2 (THE “AMENDMENT”) TO THE AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT DATED AS OF OCTOBER 20, 2022, AS AMENDED BY AMENDMENT NO. I TO THE EXISTING CREDIT AGREEMENT, DATED AS OF NOVEMBER 20. 2023, AMONG NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, AS BORROWER., THE BANKS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, MIZUHO BANK (USA) AS SYNDICATION AGENT AND THE OTHER AGENTS PARTY THERETO (THE “EXISTING CREDIT AGREEMENT”).
Check only one of the following:

□    The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount set forth on Schedule 1 hereto, which amount will be converted in full to an Extended Commitment.
□    The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Amended Credit Agreement in an aggregate principal amount of $__________________.
□    The undersigned is a “Non-Extending Bank” and consents to this Amendment and to not extending its existing Commitment.
☒    The undersigned is a “New Bank” and confirms its willingness to provide a Commitment under the Amended Credit Agreement in the aggregate principal amount of $75,000,000.
M&T Bank
By: /s/ STEPHEN HOFFMAN
Name:    Stephen Hoffman
Title:    Managing Director

Signature Page to Amendment No. 2 – 2028 Facility

SIGNATURE PAGE TO AMENDMENT NO. 2 (THE “AMENDMENT”) TO THE AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT DATED AS OF OCTOBER 20, 2022, AS AMENDED BY AMENDMENT NO. I TO THE EXISTING CREDIT AGREEMENT, DATED AS OF NOVEMBER 20. 2023, AMONG NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, AS BORROWER., THE BANKS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, MIZUHO BANK (USA) AS SYNDICATION AGENT AND THE OTHER AGENTS PARTY THERETO (THE “EXISTING CREDIT AGREEMENT”).
Check only one of the following:

□    The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount set forth on Schedule 1 hereto, which amount will be converted in full to an Extended Commitment.
□    The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Amended Credit Agreement in an aggregate principal amount of $__________________.
□    The undersigned is a “Non-Extending Bank” and consents to this Amendment and to not extending its existing Commitment.
☒    The undersigned is a “New Bank” and confirms its willingness to provide a Commitment under the Amended Credit Agreement in the aggregate principal amount of $75,000,000.00
The Huntington National Bank
By: /s/ K. ANDREW TIBERI-WARNER
Name:    K. Andrew Tiberi-Warner
Title:    Director

Signature Page to Amendment No. 2 – 2028 Facility

SIGNATURE PAGE TO AMENDMENT NO. 2 (THE “AMENDMENT”) TO THE AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT DATED AS OF OCTOBER 20, 2022, AS AMENDED BY AMENDMENT NO. I TO THE EXISTING CREDIT AGREEMENT, DATED AS OF NOVEMBER 20. 2023, AMONG NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, AS BORROWER., THE BANKS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, MIZUHO BANK (USA) AS SYNDICATION AGENT AND THE OTHER AGENTS PARTY THERETO (THE “EXISTING CREDIT AGREEMENT”).
Check only one of the following:

□    The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount set forth on Schedule 1 hereto, which amount will be converted in full to an Extended Commitment.
□    The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Amended Credit Agreement in an aggregate principal amount of $__________________.
□    The undersigned is a “Non-Extending Bank” and consents to this Amendment and to not extending its existing Commitment.
☒    The undersigned is a “New Bank” and confirms its willingness to provide a Commitment under the Amended Credit Agreement in the aggregate principal amount
of $50,000,000            .
First National Bank of Pennsylvania
By: /s/ DAVID DIEZ
Name:    David Diez
Title:    Managing Director, Debt Capital Markets
Signature Page to Amendment No. 2 – 2028 Facility

SCHEDULE 1

EXTENDED COMMITMENTS

Extending Banks	Commitment
JPMorgan Chase Bank, N.A.	$150,000,000.00
Mizuho Bank, Ltd.	$150,000,000.00
Royal Bank of Canada	$150,000,000.00
PNC Bank, National Association	$150,000,000.00
Truist Bank	$150,000,000.00
U.S. Bank National Association	$150,000,000.00
MUFG Bank, Ltd.	$150,000,000.00
Regions Bank	$125,000,000.00
KeyBank National Association	$180,000,000.00
The Bank of Nova Scotia*	$150,000,000.00
M&T Bank**	$75,000,000.00
The Huntington National Bank**	$75,000,000.00
First National Bank of Pennsylvania**	$50,000,000.00
Total	$1,705,000,000.00

*Non-extending lender – commitment termination date of November 28, 2026
**New Bank

EXHIBIT A

Execution Version
NOT A LEGAL DOCUMENT
COMPOSITE COPY REFLECTING
AMENDMENT NO. ~~1~~2
DATED AS OF ~~NOVEMBER 20, 2023~~DECEMBER 5, 2024
AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT
dated as of
October 20, 2022
among
NATIONAL RURAL UTILITIES
COOPERATIVE FINANCE CORPORATION,
THE BANKS LISTED HEREIN,
JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and Initial Issuing Bank,
MIZUHO BANK, LTD.,
as successor Syndication Agent,
and
PNC BANK, NATIONAL ASSOCIATION,
ROYAL BANK OF CANADA
TRUIST BANK
and
U.S. BANK NATIONAL ASSOCIATION
as Co-Documentation Agents
_______________________________
J.P. MORGAN CHASE BANK, N.A.
MIZUHO BANK, LTD.
PNC CAPITAL MARKETS LLC
RBC CAPITAL MARKETS
TRUIST SECURITIES, INC.
and
U.S. BANK NATIONAL ASSOCIATION
as Co-Lead Arrangers and Joint Bookrunners

“2007 Indenture” means the Indenture dated as of October 25, 2007 between the Borrower and U.S. Bank Trust Company, National Association, as successor trustee, as amended and supplemented from time to time, providing for the issuance in series of certain collateral trust bonds of the Borrower.
“2023 Amendment” means Amendment No. 1 to this Agreement dated as of November 20, 2023 among the Borrower, the Administrative Agent, the Syndication Agent and the Banks thereto.
“2024 Amendment” means Amendment No. 2 to this Agreement dated as of December 5, 2024 among the Borrower, the Administrative Agent, the Syndication Agent and the Banks thereto.
“~~2023~~2024 Fee Letters” means those certain Fee Letters dated October ~~20~~24, ~~2023~~2024 among the Borrower, the Administrative Agent, the Syndication Agent and the Co-Lead Arrangers.
“2026 Bank” means at any time, any Bank that has a 2026 Commitment or 2026 Credit Exposure at such time.
“2026 Commitment” means (i) with respect to each 2026 Bank, the amount set forth opposite the name of such Bank on the Commitment Schedule hereto and (ii) with respect to any Assignee that becomes a Bank pursuant to Section 9.06(c) with respect to a 2026 Commitment, the amount of the transferor 2026 Bank’s Commitment assigned to it pursuant to Section 9.06(c), in each case as such amount may from time to time be increased or decreased from time to time in accordance with the terms and conditions of this Agreement.
“2026 Commitment Termination Date” means November 28, 2026 or, if such day is not a Domestic Business Day, the next preceding Domestic Business Day.
“2026 Conversion” has the meaning set forth in Section 2.21.
“2026 Conversion Offer” has the meaning set forth in Section 2.21.
“2026 Credit Exposure” means with respect to any 2026 Bank at any time, such Bank’s Pro Rata Share of each of (i) the aggregate principal amount of the 2026 Loans outstanding at such time and (ii) the Outstanding Amount of all L/C Obligations at such time (for the avoidance of doubt, the aggregate amount of such 2026 Bank’s participation in L/C Obligations are deemed to be “held” by such 2026 Bank for purposes of this definition).
“2026 Facility” means at any time, the aggregate amount of the 2026 Commitments at such time and the 2026 Credit Exposure in respect thereof.
“2026 Loan” means a Loan made by a 2026 Bank.
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“~~2027~~2028 Bank” means at any time, any Bank that has a ~~2027~~2028 Commitment or ~~2027~~2028 Credit Exposure at such time.
“~~2027~~2028 Commitment” means (i) with respect to each ~~2027~~2028 Bank, the amount set forth opposite the name of such Bank on the Commitment Schedule hereto and (ii) with respect to any Assignee that becomes a Bank pursuant to Section 9.06(c) with respect to a ~~2026~~2028 Commitment, the amount of the transferor ~~2027~~2028 Bank’s Commitment assigned to it pursuant to Section 9.06(c), in each case as such amount may from time to time be increased or decreased from time to time in accordance with the terms and conditions of this Agreement.
“~~2027~~2028 Commitment Termination Date” means November 28, ~~2027~~2028 or, if such day is not a Domestic Business Day, the next preceding Domestic Business Day, or if the Borrower has extended the Commitment Termination Date pursuant to Section 2.22(a), the Extended Commitment Termination Date.
“~~2027~~2028 Credit Exposure” means with respect to any ~~2027~~2028 Bank at any time, such Bank’s Pro Rata Share of each of (i) the aggregate principal amount of the ~~2027~~2028 Loans (including Swingline Loans) outstanding at such time and (ii) the Outstanding Amount of all L/C Obligations at such time (for the avoidance of doubt, the aggregate amount of such ~~2027~~2028 Bank’s participation in L/C Obligations are deemed to be “held” by such ~~2027~~2028 Bank for purposes of this definition).
“~~2027~~2028 Facility” means at any time, the aggregate amount of the ~~2027~~2028 Commitments at such time and the ~~2027~~2028 Credit Exposure in respect thereof.
“~~2027~~2028 Loan” means a Loan made by a ~~2027~~2028 Bank.
“Additional Commitment Bank” has the meaning set forth in Section 2.22(d).
“Adjusted Daily Simple SOFR” means an interest rate per annum equal to (a) the Daily Simple SOFR, plus (b) .10%; provided that if the Adjusted Daily Simple SOFR as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement.
“Adjusted Term SOFR Rate” means, for any Interest Period, an interest rate per annum equal to (a) the Term SOFR Rate for such Interest Period, plus (b) .10%; provided that if the Adjusted Term SOFR Rate as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement.

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of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).
“Bank” means any 2026 Bank or any ~~2027~~2028 Bank, or any Assignee thereof and any subsequent Assignee of such Assignee which becomes a Bank pursuant to Section 9.06(c).
“Bank Extension Notice Date” has the meaning set forth in Section 2.22(b).
“Bank Parties” mean the Banks, the Swingline Lender and the Issuing Banks.
“Bankruptcy Event” means, with respect to any Person, such Person becomes the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, administrator, custodian, assignee for the benefit of creditors or similar Person charged with the reorganization or liquidation of its business appointed for it, or, in the good faith determination of the Administrative Agent, has taken any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any such proceeding or appointment, provided that a Bankruptcy Event shall not result solely by virtue of any ownership interest, or the acquisition of any ownership interest, in such Person by a Governmental Authority or instrumentality thereof, provided, further, that such ownership interest does not result in or provide such Person with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Person (or such Governmental Authority or instrumentality) to reject, repudiate, disavow or disaffirm any contracts or agreements made by such Person.
“Base Rate Loan” means a Committed Loan or a Swingline Loan that bears interest at the Alternative Base Rate pursuant to the applicable Notice of Committed Borrowing or Notice of Interest Rate Election, Section 2.07, the last sentence of Section 2.08(a) or Article 8.
”Base Rate Margin” means a rate per annum determined in accordance with the Pricing Schedule hereto in respect of the 2026 Facility or the ~~2027~~2028 Facility.
“Benchmark” means, initially, the Adjusted Term SOFR Rate; provided that if a Benchmark Transition Event, and the related Benchmark Replacement Date have occurred with respect to the Adjusted Term SOFR Rate, or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to clause (d) of Section 2.07.

money supply or commercial banking system of any given sovereign state or states.
“Change in Law” means (a) the adoption of any law, rule, regulation or treaty after the Effective Date, (b) any change in any law, rule, regulation or treaty or in the interpretation or application thereof by any Governmental Authority after the Effective Date or (c) compliance by any Bank Party (or, for purposes of Section 8.03(b), by its Applicable Lending Office or by such Bank Party’s holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the Effective Date; provided however, that notwithstanding anything therein to the contrary, (i) any requirements imposed under the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, regulations, guidelines or directives thereunder or enacted, adopted or issued in connection therewith and (ii) any requests, rules, guidelines or directives concerning capital adequacy promulgated by the Bank for International Settlements, the Basel Committee on Banking Regulations and Supervisory Practices (or any successor or similar authority) or the United States financial regulatory authorities, in each case pursuant to Basel III, shall be deemed to be a “Change in Law”, regardless of the date adopted, issued, promulgated or implemented, but only if any such requirements are generally applicable to (and for which reimbursement is generally being sought by the Banks in respect of) credit transactions similar to this transaction from borrowers similarly situated to the Borrower.
“CME Term SOFR Administrator” means CME Group Benchmark Administration Limited as administrator of the forward-looking term Secured Overnight Financing Rate (SOFR) (or a successor administrator).
“Code” means the Internal Revenue Code of 1986, as amended.
“Co-Documentation Agents” means PNC Bank, National Association, Royal Bank of Canada, Truist Bank and U.S. Bank National Association, each in their respective capacity as documentation agent hereunder, and their respective successors in such capacity.
“Co-Lead Arrangers” means J.P. Morgan Chase Bank, N.A., Mizuho Bank, Ltd., PNC Capital Markets LLC, RBC Capital Markets,1 Truist Securities, Inc. and U.S. Bank National Association, each in their capacity as co-lead arranger and joint bookrunner.
“Commitment” means (i) with respect to each 2026 Bank, such Bank’s 2026 Commitment and (ii) with respect to each ~~2027~~2028 Bank, such Bank’s ~~2027~~2028 Commitment.

1 RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

“Commitment Schedule” means the commitment schedule attached hereto under the heading, Commitment Schedule.
“Commitment Termination Date” means (i) with respect to 2026 Loans or 2026 Commitments, the 2026 Commitment Termination Date and (ii) with respect to ~~2027~~2028 Loans or ~~2027~~2028 Commitments, the ~~2027~~2028 Commitment Termination Date.
“Committed Borrowing” means a Borrowing under Section 2.01(a).
“Committed Loan” means a Revolving Loan; provided that, if any such loan or loans (or portions thereof) are combined or subdivided pursuant to a Notice of Interest Rate Election, the term “Committed Loan” shall refer to the combined principal amount resulting from such combination or to each of the separate principal amounts resulting from such subdivision, as the case may be.
“Competitive Bid” means an offer by a Bank to make a Competitive Loan in accordance with Section 2.03.
“Competitive Bid Rate” means, with respect to any Competitive Bid, the Margin or the Fixed Rate, as applicable, offered by the Bank making such Competitive Bid.
“Competitive Bid Request” means a request by the Borrower for Competitive Bids in accordance with Section 2.03.
“Competitive Loan” means a Loan made pursuant to Section 2.03.
“Confidential Information” has the meaning set forth in Section 9.12. “Consolidated Entity” means at any date any Subsidiary, and any other entity the accounts of which would be combined or consolidated with those of the Borrower in its combined or consolidated financial statements if such statements were prepared as of such date.
“Corresponding Tenor” with respect to any Available Tenor means, as applicable, either a tenor (including overnight) or an interest payment period having approximately the same length (disregarding business day adjustment) as such Available Tenor.
“Credit Documentation” has the meaning set forth in Section 9.15.
“Credit Exposure” means (i) with respect to each 2026 Bank, such Bank’s 2026 Credit Exposure and (ii) with respect to each ~~2027~~2028 Bank, such Bank’s ~~2027~~2028 Credit Exposure.
“Daily Simple SOFR” means, for any day (a “SOFR Rate Day”), a rate per annum equal to SOFR for the day (such day “SOFR Determination Date”)

from the Borrower with respect to such withholding Taxes pursuant to Section 2.16(a) and (d) any U.S. Federal withholding Taxes imposed under FATCA.
“Existing Commitment Termination Date” has the meaning set forth in Section 2.22(a).
“Existing Credit Agreement” has the meaning set forth in the first WHEREAS clause above.
“Existing Letters of Credit” means the letters of credit issued and outstanding under the Existing Credit Agreement as of the Amendment Effective Date and set forth in the Existing Letters of Credit Schedule hereto.
“Extended Commitment Termination Date” means the date that is one (1) year after the Commitment Termination Date following an extension of the Commitment Termination Date pursuant to Section 2.22(a).
“Extension Date” has the meaning set forth in Section 2.22(d).
“Facility Fee Rate” means a rate per annum determined in accordance with the Pricing Schedule in respect of the 2026 Facility or the ~~2027~~2028 Facility, as applicable.
“Farmer Mac” means the Federal Agricultural Mortgage Corporation, a corporation organized and existing under the laws of the United States of America and a federally-chartered instrumentality of the United States of America and an institution of the Farm Credit System.
“Farmer Mac Master Note Purchase Agreement” means that certain Amended and Restated Master Note Purchase Agreement, dated as of March 24, 2011, as amended by the First Supplemental Note Purchase Agreement dated as of March 24, 2011, the Amended and Restated First Supplemental Note Purchase Agreement dated as of January 8, 2015, the Second Amended and Restated First Supplemental Note Purchase Agreement dated as of February 26, 2018, the Third Amended and Restated First Supplemental Note Purchase Agreement dated as of May 20, 2021, and the Fourth Amended and Restated First Supplemented Note Purchase Agreement dated as of June 15, 2022, among Farmer Mac Mortgage Securities Corporation, a wholly owned subsidiary of Farmer Mac, Farmer Mac and the Borrower.
“Farmer Mac Master Note Purchase Agreement Liens” means Liens on any assets of the Borrower required to be pledged as collateral to support obligations of the Borrower with respect to any notes issued pursuant to the Farmer Mac Master Note Purchase Agreement.
“Farmer Mac Master Note Purchase Agreement Limit” shall be the lesser of (i) the aggregate purchase amount of notes available for purchase at any such time, without regards to whether any such notes have been purchased, pursuant to one or more supplemental note purchase agreements to the Farmer Mac Master Note Purchase Agreement in effect at such time or (ii) $1,000,000,000.
“Farmer Mac Master Note Purchase Agreement Obligations” means notes issued pursuant to the Farmer Mac Master Note Purchase Agreement.
“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b) of the Code, and any applicable intergovernmental agreements and related legislation and official administrative rules or practices with respect thereto.
“Federal Funds Effective Rate” means, for any day, the rate calculated by the NYFRB based on such day’s federal funds transactions by depositary institutions, as determined in such manner as shall be set forth on the NYFRB’s Website from time to time, and published on the next succeeding Domestic Business Day by the NYFRB as the effective federal funds rate; provided that if the Federal Funds Effective Rate as so determined would be less than 0%, such rate shall be deemed to be 0% for the purposes of this Agreement.
“Federal Reserve Board” means the Board of Governors of the Federal Reserve System of the United States of America.
~~“Fee Letters” means those certain Fee Letters dated September 14,  2022 among the Borrower, the Administrative Agent, the Syndication Agent  and the Co-Lead Arrangers.~~
“First Amendment Effective Date” means the First Amendment Effective Date as defined in the 2023 Amendment.
“Fitch” means Fitch Ratings, Inc., and its successors.
“Fixed Rate” means, with respect to any Competitive Loan (other than a Term SOFR Competitive Loan), the fixed rate of interest per annum specified by the Bank making such Competitive Loan in its related Competitive Bid.
“Fixed Rate Loan” means a Competitive Loan bearing interest at a Fixed Rate.
“Fixed Rate Borrowing” means an Alternate Base Rate Loan. “Fixed Rate Loans” means Term Benchmark Loans.
“Floor” means the benchmark rate floor, if any, provided in this Agreement initially (as of the execution of this Agreement, the modification,

“L/C Advance” means, with respect to each Bank, such Bank’s funding of its participation in any L/C Borrowing in accordance with its Pro Rata Share.
“L/C Borrowing” means an extension of credit resulting from a drawing under any Letter of Credit which has not been reimbursed on the date when made or refinanced as a Borrowing.
“L/C Credit Extension” means, with respect to any Letter of Credit, the issuance thereof, the extension of the expiry date thereof or the increase of the amount thereof.
“L/C Obligations” means, as at any date of determination, the aggregate undrawn amount of all outstanding Letters of Credit plus the aggregate of all Unreimbursed Amounts, including all L/C Borrowings. For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the ISP, such Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn.
“Letter of Credit Application” means an application and agreement for the issuance or amendment of a Letter of Credit to be issued hereunder by any Issuing Bank in the form from time to time in use by such Issuing Bank.
“Letter of Credit Expiration Date” means the day that is five Domestic Business Days prior to the Commitment Termination Date.
“Letter of Credit Fee” has the meaning specified in Section 2.09(c).
“Letter of Credit Sublimit” means $150,000,000. The Letter of Credit Sublimit is part of , and not in addition to, the aggregate Commitments.
“Letters of Credit” means letters of credit issued by any Issuing Bank pursuant to Section 2.01(b) and any Existing Letters of Credit.
“Lien” means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset. For the purposes of this Agreement, the Borrower or any Subsidiary shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.
“Lien Exception Amount” means $18,000,000,000.
”Loan” means a Base Rate Loan, a Term Benchmark Loan or a Competitive Loan, made by any Bank pursuant to the terms of the 2026 Facility, or the ~~2027~~2028 Facility, as applicable, and a Swingline Loan made by the Swingline Lender pursuant to the terms of the ~~2027~~2028 Facility and “Loans” means Base Rate Loans, Term Benchmark Loans or Competitive Loans or any

combination of the foregoing in each case made hereunder by a Bank under the 2026 Facility or the ~~2027~~2028 Facility, as applicable, and a Swingline Loan made under the ~~2027~~2028 Facility by the Swingline Lender.
“Margin” means, with respect to any Term SOFR Competitive Loan, the marginal rate of interest, if any, to be added to or subtracted from the Adjusted Term SOFR to determine the rate of interest applicable to such Loan, as specified by the Bank making such Loan in its related Competitive Bid.
“Maturity Date” means with respect to any Loan, the Commitment Termination Date.
“Member” means any Person which is a member or a patron of the Borrower.
“Members’ Subordinated Certificate” means a note of the Borrower or its Consolidated Entities substantially in the form of the membership subordinated subscription certificates and the loan and guarantee subordinated certificates outstanding on the date of the execution and delivery of this Agreement and any other Indebtedness of the Borrower or its Consolidated Entities having substantially similar provisions as to subordination as those contained in said outstanding membership subordinated subscription certificates and loan and guarantee subordinated certificates.
“Moody’s” means Moody’s Investors Service, Inc., and its successors.
“Multiple Employer Plan” means a single employer plan, as defined in Section 4001 of ERISA and subject to Title IV of ERISA, which has two or more contributing sponsors, one of whom is the Borrower or a Subsidiary of the Borrower or any member of the ERISA Group, at least two of whom are not under common control, within the meaning of Section 4063 of ERISA.
“Net Income” means, for any period, the line item “net income” on the consolidated statement of operations of the Borrower and its Consolidated Entities, as it appears in the financial statements for such period delivered to the Banks pursuant to Section 5.03(b), and each calculated in accordance with U.S. GAAP as in effect from time to time; provided that non-cash adjustments (whether positive or negative) required to be made pursuant to ASC 815 and ASC 830 on each such line item shall be excluded from the calculation thereof to the extent otherwise included therein.
“Non-Extending Bank” has the meaning set forth in Section 2.22(b). “Non-Extension Notice Date” has the meaning specified in Section 2.20(a)(iii).
“Non-U.S. Bank Party” means a Bank Party that is not a U.S. Person.

“Performance Letter of Credit” means any Existing Letter of Credit issued under the Existing Credit Agreement or any Letter of Credit issued under this Agreement, in each case, in order to guarantee performance under a contract.
“Person” means an individual, a corporation, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.
“Plan” means any multiemployer plan or single employer plan (including any Multiple Employer Plan), as defined in Section 4001 and subject to Title IV of ERISA, which is maintained or contributed to by, or at any time during the five calendar years preceding the date of this Agreement was maintained or contributed to by, the Borrower or a Subsidiary of the Borrower or any member of the ERISA Group.
“Pricing Schedule” means the Pricing Schedule attached hereto.
“Prime Rate” means the rate of interest last quoted by The Wall Street Journal as the “Prime Rate” in the U.S. or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by the Administrative Agent) or any similar release by the Federal Reserve Board (as determined by the Administrative Agent). Each change in the Prime Rate shall be effective from and including the date such change is publicly announced or quoted as being effective.
“Pro Rata Share” means, with respect to each Bank at any time, a fraction (expressed as a percentage, carried out to the ninth decimal place), the numerator of which is the amount of the Commitment of such Bank and the denominator of which is the total amount of the Commitments, subject to adjustment as provided in Section 2.19(a)(iv); provided that if the commitment of each Bank to make Revolving Loans and the obligation of each Issuing Bank to make L/C Credit Extensions have been terminated pursuant to Sections 2.10 or 6.01, then the Pro Rata Share of each Bank shall be determined based on the Pro Rata Share of such Bank immediately prior to such termination and after giving effect to any subsequent assignments made pursuant to the terms hereof.
”Qualified Subordinated Indebtedness” means (i) the Borrower’s 4.75% Subordinated Deferrable Interest Notes due 2043, (ii) the Borrower’s 5.25% Subordinated Deferrable Interest Notes due 2046, (iii) the Borrower’s 5.50% Subordinated Deferrable Interest Notes due 2064, (iv) the Borrower’s 7.125% Subordinated Deferrable Interest Notes due 2053, ~~and~~ (v) subordinated deferrable interest notes pursuant to the Borrower’s Retail Subordinated Notes program, and (vi) any other subordinated Indebtedness as those contained in the instruments and documents relating to the foregoing

(including Competitive Loans) and (iii) the Outstanding Amount of all L/C Obligations (with the aggregate amount of each Bank’s participation in L/C Obligations deemed “held” by such Bank for purposes of this definition).
“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.
“Responsible Officer” means (i) with respect to the Borrower, the Chief Financial Officer, the Chief Executive Officer, an Assistant Secretary-Treasurer, the Controller, the Vice President, Capital Markets Relations or, in each case, an authorized signatory of such Person and (ii) with respect to any other Person, the president, any vice-president, the chief financial officer, any assistant-treasurer or, in each case, an authorized signatory of such Person.
”Revolving Credit Period” means the period from and including the Effective Date to but excluding (x) in the case of any 2026 Commitments, the 2026 Commitment Termination Date and (y) in the case of any ~~2027~~2028 Commitments, the ~~2027~~2028 Commitment Termination Date.
“Revolving Loan” means a loan made by a Bank pursuant to Section 2.01(a).
“RUS” means the Rural Utilities Service of the Department of Agriculture of the United States of America (as successor to the Rural Electrification Administration of the Department of Agriculture of the United States of America) or any other regulatory body which succeeds to its functions.
“RUS Guaranteed Loan” means any loan made by any Person, which loan is guaranteed, in whole or in part, as to principal and interest by the United States of America through the RUS pursuant to a guarantee, which guarantee contains provisions no less favorable to the holder thereof than the provisions set forth in the form of Exhibit B-1 or Exhibit B-2 hereto; and “Guaranteed Portion” of any RUS Guaranteed Loan means that portion of principal of, and interest on, such RUS Guaranteed Loan which is guaranteed by the United States of America through the RUS.
“S&P” means S&P Global Ratings, a business unit of Standard & Poor’s Financial Services LLC, or any successor thereto.
“Sanctioned Country” means, at any time, a country or territory which is the subject or target of any Sanctions.
“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State or any other U.S. Governmental Authority, as may be amended, supplemented or substituted from time to time, (b) any Person operating, organized or resident in a Sanctioned Country or (c) any Person controlled by any such Person.
“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State.
“Second Amendment Effective Date” means the Second Amendment Effective Date as defined in the 2024 Amendment.
“Securities and Exchange Commission” means the Securities and Exchange Commission or any other U.S. federal governmental authority succeeding to any or all of the functions of the Securities and Exchange Commission.
“SOFR” means a rate equal to the secured overnight financing rate as administered by the SOFR Administrator.
“SOFR Administrator” means the NYFRB (or a successor administrator of the secured overnight financing rate).
“SOFR Administrator’s Website” means the NYFRB’s website, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time.
“SOFR Determination Date” has the meaning specified in the definition of “Daily Simple SOFR”.
“SOFR Rate Day” has the meaning specified in the definition of “Daily Simple SOFR”.
“Special Purpose Subsidiary” has the meaning set forth in Section 5.12.
“Specified Date” has the meaning set forth in Section 2.22(c).
“Standby Letter of Credit” means any Letter of Credit issued under this Agreement, other than (i) a Trade Letter of Credit, (ii) a Performance Letter of Credit or (iii) a Backup Letter of Credit in support of either a performance letter of credit or a trade letter of credit issued by the Borrower.
“Start-up Investments” has the meaning set forth in Section 5.12.
“Subsidiary” of any Person means (i) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person directly or indirectly through its Subsidiaries, and (ii) any other Person in which such Person directly or indirectly through Subsidiaries has more than a 50% voting and equity interest; provided that no Person whose only assets are RUS Guaranteed Loans and investments incidental thereto shall be deemed a Subsidiary.
“Superior Indebtedness” means all Indebtedness of the Borrower and its Consolidated Entities (other than Members’ Subordinated Certificates and Qualified Subordinated Indebtedness), but excluding (i) Indebtedness of the Borrower or any of its Consolidated Entities to the extent that the proceeds of such Indebtedness are used to fund Guaranteed Portions of RUS Guaranteed Loans and (ii) any indebtedness of any Member Guaranteed by the Borrower or any of its Consolidated Entities (“Guaranteed Indebtedness”), to the extent that either (x) the long-term unsecured debt of such Member is rated at least BBB+ by S&P, Baal by Moody’s or BBB+ by Fitch, (y) the long-term secured debt of such Member is rated at least A- by S&P, A3 by Moody’s or A- by Fitch or (z) the payment of principal and interest by the Borrower or any of its Consolidated Entities in respect of such Guaranteed Indebtedness is covered by insurance or reinsurance provided by an insurer having an insurance financial strength rating of AAA by S&P, a financial strength rating of Aaa by Moody’s or a financial strength rating of AAA by Fitch.
“Swingline Borrowing” means a borrowing of a Swingline Loan.
“Swingline Borrowing Request” means a request by the Borrower for a Swingline Loan in accordance with Section 2.23.
“Swingline Lender” means JPMorgan Chase Bank, N.A., in its capacity as lender of Swingline Loans hereunder, or such other Bank as the Borrower may from time to time select as the Swingline Lender hereunder pursuant to Section 2.23; provided that such Bank has agreed to be a Swingline Lender.
“Swingline Loan” means a loan made by a Swingline Lender under the ~~2027~~2028 Facility to the Borrower pursuant to Section 2.23.
“Swingline Sublimit” means an amount equal to the lesser of (a) $100,000,000 and (b) the total amount of the Swingline Lender’s Commitment hereunder. The Swingline Sublimit is part of, and not in addition to, the Commitment.
“Syndication Agent” means Mizuho Bank, Ltd., in its capacity as Syndication Agent hereunder, and its successors in such capacity.
“Taxes” means any present or future taxes, levies, imposts, duties, deductions, withholdings, assessments, fees or other charges imposed by any discontinuance or unavailability, or (b) the effect, implementation or composition of any Conforming Changes. The Administrative Agent and its affiliates and/or other related entities may engage in transactions that affect the calculation of any interest rate used in this Agreement or any alternative, successor or replacement rate (including any Benchmark Replacement) and/or any relevant adjustments thereto, in each case, in a manner adverse to the Borrower. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain any interest rate used in this Agreement, any component thereof, or rates referenced in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Bank or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service.
ARTICLE 2
The Credits
Section 2.01. Commitments to Lend and Issue Letters of Credit. (a) Revolving Loans. During the Revolving Credit Period each Bank severally agrees, on the terms and conditions set forth in this Agreement, to make loans to the Borrower pursuant to this Section from time to time in amounts such that the sum of (x) the aggregate principal amount of Revolving Loans by such Bank at any one time outstanding plus (y) such Bank’s Pro Rata Share of the Outstanding Amount of all L/C Obligations shall not exceed the amount of its Commitment. Each Borrowing shall be in an aggregate principal amount of $10,000,000 or any larger multiple of $1,000,000 (except that any such Borrowing may be in the maximum aggregate amount available in accordance with Section 3.03(d)) and shall be made from the several Banks ratably in proportion to their respective Commitments. Within the foregoing limits, the Borrower may borrow under this Section, repay or, to the extent permitted by Section 2.12, prepay Loans and reborrow at any time during the Revolving Credit Period under this Section. All Loans will be made by all Banks (pro rata between the 2026 Banks and ~~2027~~2028 Banks) in accordance with their Pro Rata Share of the Aggregate Commitments until the 2026 Commitment Termination Date, thereafter, all Loans will be made by the ~~2027~~2028 Banks in accordance with their Pro Rata Share until the ~~2027  Revolving~~2028 Commitment Termination Date, and in each case subject to the limitations set forth in Section 3.03(d) and subject to Section 2.03, each Competitive Loan shall be made in accordance with the procedures set forth in Section 2.03.
(b)    Letters of Credit. Subject to the terms and conditions set forth herein, (i) each Issuing Bank agrees, in reliance upon the agreements of the other Banks set forth in Section 2.20, (A) from time to time on any Domestic Business Day during the period from the Amendment Effective Date until the Letter of Credit Expiration Date, to make L/C Credit Extensions either (i) for the account of the the issuance of Letters of Credit generally or such Letter of Credit in particular or shall impose upon such Issuing Bank with respect to such Letter of Credit any restriction, reserve or capital requirement (for which such Issuing Bank is not otherwise compensated hereunder) not in effect on the ~~First~~Second Amendment Effective Date, or shall impose upon such Issuing Bank any unreimbursed loss, cost or expense which was not applicable on the ~~First~~Second Amendment Effective Date and which such Issuing Bank in good faith reasonably deems material to it; provided, however, that in the event a Bank Party participating in the Letters of Credit is not affected by any such restriction, requirement or imposition, and is able to issue such Letter of Credit and expressly agrees in its sole discretion to issue such Letter of Credit, such Bank Party, subject to the consent of the Administrative Agent, such consent not to be unreasonably withheld, conditioned or delayed, shall issue such Letter of Credit and shall be deemed the Issuing Bank with regard to such Letter of Credit for all purposes of this Agreement;
(B)    the making of such L/C Credit Extension would violate any Applicable Laws;
(C)    except as otherwise agreed by the Administrative Agent and such Issuing Bank, such Letter of Credit is in an initial face amount less than $25,000;
(D)    such L/C Credit Extension is to be denominated in a currency other than Dollars;
(E)    such L/C Credit Extension contains any provisions for automatic reinstatement of the stated amount after any L/C Borrowing thereunder; or
(F)    a default of any Bank’s obligations to fund under Section 2.20 exists, or any Bank is then a Defaulting Bank, unless, after giving effect to Section 2.19(a)(iv)) with respect to such Bank, such Issuing Bank has entered into satisfactory arrangements, including the delivery of Cash Collateral satisfactory to the Issuing Bank (in its sole discretion) with the Borrower or such Bank to eliminate such Issuing Bank’s risk.
(iii)    No Issuing Bank shall be under the obligation to amend any Letter of Credit if (A) such Issuing Bank would have no obligation at such time to issue such Letter of Credit in its amended form under the terms hereof, or (B) the beneficiary of such Letter of Credit does not accept the proposed amendment to such Letter of Credit.

Each Interest Period specified in a Notice of Interest Rate Election shall comply with the provisions of the definition of Interest Period.
(c)    Promptly after receiving a Notice of Interest Rate Election from the Borrower pursuant to Section 2.08(a), the Administrative Agent shall notify each Bank of the contents thereof and such notice shall not thereafter be revocable by the Borrower.
(d)    The Borrower shall not be entitled to elect to convert any Committed Loans to, or continue any Committed Loans for an additional Interest Period as, Term Benchmark Loans if (i) the aggregate principal amount of any Group of Term Benchmark Loans created or continued as a result of such election would be less than $10,000,000 or (ii) a Default shall have occurred and be continuing when the Borrower delivers notice of such election to the Administrative Agent.
(e)    If any Committed Loan is converted to a different Type of Loan, the Borrower shall pay, on the date of such conversion, the interest accrued to such date on the principal amount being converted.
Section 2.09. Fees. (a)Facility Fee. Subject to Section 2.19(a)(i), the Borrower shall pay to the Administrative Agent for the account of each Bank facility fees accruing at the Facility Fee Rate under the 2026 Facility or the ~~2027~~2028 Facility on the daily average amount of such Bank’s Commitment (whether used or unused), for the period from and including the Amendment Effective Date to but excluding the date such Bank’s Commitment is terminated; provided that, if such Bank continues to have any Committed Loans outstanding after its Commitment terminates, then such facility fee shall continue to accrue on the daily outstanding principal amount of such Bank’s Committed Loans from and including the date on which its Commitment terminates to but excluding the date on which such Bank ceases to have any Committed Loans outstanding. Accrued facility fees shall be payable on each January 15, April 15, July 15, and October 15 and on the date the Commitment of such Bank is terminated (and, if later, on the date the Loans of such Bank shall be repaid in their entirety); provided that any facility fees accruing after the first anniversary of the Commitment Termination Date shall be payable on demand.
(b)    Agents’ Fees. The Borrower shall pay to the Administrative Agent and the Syndication Agent, each for its own account, one or more fees in such amounts and at such times as has been previously agreed in writing between the Borrower and each of them.
(c)    Letter of Credit Fees. Upon the issuance of each Letter of Credit pursuant to Section 2.01(b) and until termination, cancellation or expiration of such Letter of Credit, subject to Section 2.19(a)(iv), the Borrower agrees to pay to the Administrative Agent for the account of each Bank in accordance with its Pro Rata Share a Letter of Credit fee (the “Letter of Credit Fee”) for each Letter of Credit equal to a rate per annum equal to (i) with respect to Standby Letters of

Credit, the Term Benchmark Margin in effect from time to time and (ii) with respect to (A) Performance Letters of Credit, (B) Trade Letters of Credit or (C) Back-Up Letters of Credit in support of performance letters of credit or trade letters of credit issued by the Borrower, 50% of the Term Benchmark Margin in effect from time to time, in each case, multiplied by the average daily maximum amount available to be drawn under such Letter of Credit (whether or not such maximum amount is then in effect under such Letter of Credit) during the relevant calendar quarter or portion then ended. Letter of Credit Fees shall be (i) computed on a quarterly basis in arrears on the basis of the actual number of days elapsed in a year of 360 days (including the first day but excluding the last day), as pro-rated for any partial quarter, as applicable, and (ii) subject to Section 2.19(a)(ii), due and payable on each January 15, April 15, July 15 and October 15, commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand. Notwithstanding anything to the contrary contained herein, upon the request of the Required Banks, while any payment-related Event of Default exists, all Letter of Credit Fees shall accrue at a rate per annum equal to the Term Benchmark Margin plus 2%.
(d)    Fronting Fee and Documentary and Processing Charges Payable to Issuing Banks, Etc. The Borrower shall pay directly to the relevant Issuing Bank for its own account a fronting fee with respect to each Letter of Credit issued hereunder on the average daily maximum amount available to be drawn under such Letter of Credit in an amount to be agreed between the Borrower and the applicable Issuing Bank of the L/C Obligations (whether or not such maximum amount is then in effect under such Letter of Credit) (the “Fronting Fee”). The Fronting Fee shall be computed on a quarterly basis in arrears on the basis of the actual number of days elapsed in a year of 360 days (including the first day but excluding the last day), as pro-rated for any partial quarter, as applicable, and shall be due and payable on each January 15, April 15, July 15 and October 15, commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand. In addition, the Borrower shall, with respect to all Letters of Credit issued at its request, pay directly to each Issuing Bank for its own account the customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of such Issuing Bank relating to letters of credit as from time to time in effect. Such customary fees and standard costs and charges are due and payable on demand and are nonrefundable.
(e)    Amendment Fees. The Borrower agrees to pay to the Administrative Agent for the account of each Bank on the ~~First~~Second Amendment Effective Date the upfront fees required to be paid on such date, as set forth in the ~~2023~~2024 Fee Letters.
Section 2.10. Optional Termination or Reduction of Commitments. During the Revolving Credit Period, the Borrower may, upon at least three Domestic Business Days’ notice to the Administrative Agent (which notice the

Administrative Agent will promptly deliver to the Banks), (i) terminate all Commitments at any time, if no Loans are outstanding at such time or (ii) ratably reduce from time to time by an aggregate amount of $10,000,000 or any larger multiple of $1,000,000, the aggregate amount of the Commitments in excess of the aggregate outstanding principal amount of the Loans.
Section 2.11. Mandatory Termination of Commitments. The Commitments shall terminate on the Commitment Termination Date.
Section 2.12. Optional Prepayments. (a) Subject in the case of Term Benchmark Loans to Section 2.14, the Borrower may (i) on any Domestic Business Day, upon notice to the Administrative Agent, prepay any Group of Base Rate Loans, (ii) upon at least three U.S. Government Securities Business Days’ notice to the Administrative Agent, prepay any Group of Term Benchmark Loans, or (iii) on any Domestic Business Day, upon notice to the Administrative Agent not later than 11:00 a.m. (New York City time) on such Domestic Business Day, prepay any Swingline Loan, in each case in whole at any time, or from time to time in part in amounts aggregating $10,000,000 or any larger multiple of $1,000,000, by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment; provided that prior to the Maturity Date with respect to 2026 Loans, all optional prepayments of Loans made pursuant to this paragraph shall be applied to the 2026 Loans and ~~2027~~2028 Loans on a pro rata basis. Each such optional prepayment shall be applied to prepay ratably the Loans of the several Banks included in such Group of Loans. For the avoidance of doubt, the Borrower shall not have the right to prepay any Competitive Loan without the prior consent of the Bank thereof.
(b)    [Reserved].
(c)    Upon receipt of a notice of prepayment pursuant to this Section, the Administrative Agent shall promptly notify each Bank of the contents thereof and of such Bank’s ratable share (if any) of such prepayment and such notice shall not thereafter be revocable by the Borrower.
Section 2.13. General Provisions as to Payments. (a) The Borrower shall make each payment of principal of, and interest on, the Loans or L/C Obligations and of fees hereunder, not later than 1:00 P.M. (New York City time) on the date when due, in Federal or other funds immediately available in New York City, to the Administrative Agent at its address referred to in Section 9.01. The Administrative Agent will promptly distribute to each Bank Party its ratable share of each such payment received by the Administrative Agent for the account of the Bank Parties. Whenever any payment of principal of, or interest on, the Base Rate Loans or of fees shall be due on a day which is not a Domestic Business Day, the date for payment thereof shall be extended to the next succeeding Domestic Business Day. Whenever any payment of principal of, or interest on, the Term Benchmark Loans or Competitive Loans shall be due on a day which is not a Domestic Business Day, the date for payment thereof shall be extended to

(h)    FATCA. For purposes of determining withholding Taxes imposed under FATCA, from and after the Amendment Effective Date, the Borrower and the Administrative Agent shall treat (and the Banks hereby authorize the Administrative Agent to treat) the Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).
(i)    Survival. Each party’s obligations under this Section 2.16 shall survive any assignment of rights by, or the replacement of, a Bank Party, the termination of the Commitments and the repayment, satisfaction or discharge of all other obligations under this Agreement or the Notes.
Section 2.17. Increase of Commitments. (a) Upon at least five days’ prior notice to the Administrative Agent (which notice the Administrative Agent shall promptly transmit to each of the Banks), the Borrower shall have the right, subject to the terms and conditions set forth below, to increase the aggregate amount of the Commitments in multiples of $5,000,000; provided that (i) such increase may be effected by increasing either the 2026 Commitments (prior to the 2026 Commitment Termination Date) or the ~~2027~~2028 Commitments or both, so long as such increase satisfies all terms and conditions herein, including, but not limited to, this Section 2.17, (ii) the amount of such increase when added to the aggregate amount of all such prior increases in the Commitments hereunder (including by way of creating new Commitments), on or after the Amendment Effective Date, does not exceed the sum of $500,000,000 and the amount of any Commitments terminated by the Borrower pursuant to Section 2.19(c) and (iii) the total aggregate amount of Commitments hereunder does not, at any time, exceed $2,200,000,000.
(b)    Any such increase in the Commitments (the “Incremental Commitments”) hereunder shall apply, at the option of the Borrower, (x) to the Commitment of one or more Banks; provided that (i) the Administrative Agent, each Issuing Bank and each Bank the Commitment of which is to be increased shall consent to such increase, (ii) the amount set forth on the Commitment Schedule opposite the name of each Bank the Commitment of which is being so increased shall be amended to reflect the increased Commitment of such Bank and (iii) if any Committed Loans are outstanding at the time of such an increase, the Borrower will, notwithstanding anything to the contrary contained in this Agreement, on the date of such increase, incur and repay or prepay one or more Committed Loans from the Banks in such amounts so that after giving effect thereto the Committed Loans shall be outstanding on a pro rata basis (based on the Commitments of the Banks after giving effect to the changes made pursuant to this Section 2.17 on such date) from all the Banks or (y) to the creation of a new Commitment of one or more institutions not then a Bank hereunder; provided that (i) such institution becomes a party to this Agreement as a Bank by execution and delivery to the Borrower and the Administrative Agent of counterparts of this Agreement, (ii) the Commitment Schedule shall be amended to reflect the Commitment of such new Bank, (iii) if requested by such new Bank, the

Unless such Issuing Bank has received written notice from any Bank, the Administrative Agent or the Borrower, at least one (1) Domestic Business Day prior to the requested date of issuance or amendment of the applicable Letter of Credit, that one or more applicable conditions contained in Article 3 shall not then be satisfied, then, subject to the terms and conditions hereof, such Issuing Bank shall, on the requested date, make an L/C Credit Extension for the account of the Borrower, its Consolidated Entities, its Members or any member of its Consolidated Entities, or enter into the applicable amendment, as the case may be, in each case in accordance with such Issuing Bank’s usual and customary business practices. Immediately upon the making of each L/C Credit Extension, each Bank shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from such Issuing Bank a risk participation in such L/C Credit Extension in an amount equal to the product of such Bank’s Pro Rata Share times the amount of such L/C Credit Extension (calculated after the Maturity Date with respect to the 2026 Commitments, only by reference to the ~~2027~~2028 Facility).
(iii)    If the Borrower so requests in any applicable Letter of Credit Application, (i) upon the expiration of the initial term of each Letter of Credit, such Letter of Credit shall terminate or (ii) upon the expiration of the initial and each successive term of each Letter of Credit, such Letter of Credit shall then be automatically extended for successive one-year terms (each such automatically extending Letter of Credit, an “Auto-Extension Letter of Credit”), except that the last term in each case shall in any event expire not later than the Letter of Credit Expiration Date (or such later date as may be agreed by the Banks in accordance with Section 2.01(c)(i)); provided that any such Auto-Extension Letter of Credit must permit such Issuing Bank to prevent any such extension at least once in each twelve-month period (commencing with the date of issuance of such Letter of Credit) or upon notice to such Issuing Bank by the Administrative Agent or the Borrower of an Event of Default pursuant to Section 6.01(i), by giving prior notice to the beneficiary thereof not later than a Domestic Business Day (the “Non-Extension Notice Date”) in each such twelve-month period to be agreed upon at the time such Letter of Credit is issued. Unless otherwise directed by such Issuing Bank, the Borrower shall not be required to make a specific request to such Issuing Bank for any such extension. Once an Auto-Extension Letter of Credit has been issued, the Banks shall be deemed to have authorized (but may not require) such Issuing Bank to permit the extension of such Letter of Credit at any time to an expiry date not later than the Letter of Credit Expiration Date (or such later date as may be agreed by the Banks in accordance with Section 2.01(c)(i)); provided, however, that such Issuing Bank shall not permit any such extension if such Issuing Bank has determined that it would not be permitted at such time to issue such Letter of Credit in its revised form (as extended) under the terms hereof (by reason of the provisions of Section 2.01(c)(i), or otherwise), or it has misconduct or gross negligence as determined in a final, non-appealable judgment by a court of competent jurisdiction in determining whether documents presented under any Letter of Credit comply with the terms thereof or (B) such Issuing Bank’s willful failure to make lawful payment under any Letter of Credit after the presentation to it by the beneficiary of a draft and certificate(s) strictly complying with the terms and conditions of any Letter of Credit. In furtherance and not in limitation of the foregoing, such Issuing Bank may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary.
(l)    Replacement or Addition of Issuing Bank. An Issuing Bank may be replaced or added at any time by written agreement among the Borrower, the Administrative Agent (unless, in the case of the replacement of an Issuing Bank, the successor Issuing Bank is a Bank and, if applicable, such agreement not to be unreasonably withheld, conditioned or delayed) and the successor or additional Issuing Bank, as applicable. The Administrative Agent shall notify the Banks of any such replacement or addition, as applicable, of an Issuing Bank. Where an Issuing Bank is replaced, at the time such replacement shall become effective, the Borrower shall pay all unpaid fees accrued for account of the replaced Issuing Bank. Furthermore, from and after the effective date of such replacement, the successor Issuing Bank, shall have all the rights and obligations of the replaced Issuing Bank under this Agreement with respect to Letters of Credit to be issued thereafter. References herein to the term “Issuing Bank” shall be deemed to refer to any successor or additional Issuing Bank, as applicable, or to any previous Issuing Bank, or to any successor or additional Issuing Banks, as applicable, and all previous Issuing Banks, as the context shall require. After the replacement of an Issuing Bank hereunder, the replaced Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit.
(m)    Reallocation of Risk Participations. On the 2026 Commitment Termination Date, all risk participations with respect to Letters of Credit issued on or prior to the 2026 Commitment Termination Date, and all obligations to make Loans or reimburse the relevant Issuing Bank for any amount drawn under such Letters of Credit, shall be reallocated to the ~~2027~~2028 Banks in accordance with their Pro Rata Share of the ~~2027~~2028 Facility; provided that (i) no such reallocation shall occur if any Default or Event of Default shall have occurred and be continuing (and each 2026 Bank shall continue to be entitled to its Pro Rata Share of the Letter of Credit Fees) and (ii) such reallocation shall only be effected to the extent that it would not result in the ~~2027~~2028 Credit Exposure of any ~~2027~~2028 Bank exceeding such Bank’s ~~2027~~2028 Commitments (and any portion of the risk participation or other obligation not reallocated as a result of this clause (ii) shall terminate on the 2026 Commitment Termination Date).
Section 2.21. 2026 Conversions. Notwithstanding anything to the contrary in this Agreement, subject to the consent of the Administrative Agent and the

Issuing Bank, such consent not to be unreasonably withheld, conditioned or delayed and pursuant to an offer (a “2026 Conversion Offer”) made by the Borrower after the Amendment Effective Date to any 2026 Bank, the Borrower is hereby permitted to consummate from time to time transactions with individual 2026 Banks that accept such 2026 Conversion Offer to convert all (but not less than all) of such accepting 2026 Bank’s 2026 Commitment and 2026 Credit Exposure to an equal principal amount of a ~~2027~~2028 Commitment and ~~2027~~2028 Credit Exposure (a “2026 Conversion”). Upon the effectiveness of any such 2026 Conversion, (i) such accepting 2026 Bank shall become a ~~2027~~2028 Bank, (ii) such accepting 2026 Bank’s 2026 Commitments shall become ~~2027~~2028 Commitments in an aggregate principal amount equal to such accepting 2026 Bank’s 2026 Commitments and (iii) such accepting 2026 Bank’s 2026 Credit Exposure shall become a ~~2027~~2028 Credit Exposure in an aggregate principal amount equal to such accepting 2026 Bank’s 2026 Credit Exposure. In connection with any 2026 Conversion, the Borrower shall provide the Administrative Agent and Issuing Bank at least five Business Days’ (or such shorter period as may be agreed by the Administrative Agent) prior written notice thereof, and shall agree to such procedures (including, without limitation, regarding timing, rounding and other adjustments and to ensure reasonable administrative management of the credit facilities hereunder after such conversion), if any, as may be established by, or acceptable to, the Administrative Agent, in each case acting reasonably to accomplish the purposes of this Section.
Section 2.22. Extension of Commitment Termination Date. (a) The Borrower may, at any one time in any calendar year, by notice to the Administrative Agent (which shall promptly notify the Banks) not later than 30 days prior to the proposed Extension Date (as defined below), and on not more than ~~one  occasion~~two occasions following the ~~First~~Second Amendment Effective Date, request that each ~~2027~~2028 Bank extend such ~~2027~~2028 Bank’s ~~2027~~2028 Commitment Termination Date for an additional one year after the ~~2027~~2028 Commitment Termination Date then in effect for such ~~2027~~2028 Bank hereunder (the “Existing Commitment Termination Date”); provided, however, that the Extended Commitment Termination Date shall not be more than five (5) years later than the applicable Extension Date.
(b)    In the event it receives a notice from the Administrative Agent pursuant to Section 2.22(a), each ~~2027~~2028 Bank, acting in its sole and individual discretion, shall, by notice to the Administrative Agent given not earlier than 30 days prior to the applicable Extension Date and not later than the date (the “Bank Extension Notice Date”) that is 20 days prior to the applicable Extension Date, advise the Administrative Agent whether or not such ~~2027~~2028 Bank agrees to such extension (and each Bank that determines not to so extend its Existing Commitment Termination Date (a “Non-Extending Bank”) shall notify the Administrative Agent of such fact promptly after such determination (but in any event no later than the Bank Extension Notice Date)), and any ~~2027~~2028 Bank that does not so advise the Administrative Agent on or before the Bank Extension

Notice Date shall be deemed to be a Non-Extending Bank. The election of any Bank to agree to any such extension shall not obligate any other Bank to so agree.
(c)    The Administrative Agent shall notify the Borrower of each Bank’s determination (or deemed determination) under this Section no later than the date that is 15 days prior to the applicable Extension Date, or, if such date is not a Domestic Business Day, on the next preceding Business Day (the “Specified Date”).
(d)    The Borrower shall have the right on or before the fifth Domestic Business Day after the Specified Date (the “Extension Date”) to replace each Non-Extending Bank (i) with an existing ~~2027~~2028 Bank, and/or (ii) by adding as “Banks” under this Agreement in place thereof, one or more Persons (each Bank in clauses (i) and (ii), an “Additional Commitment Bank”), each of which Additional Commitment Banks shall be an Assignee and shall have entered into an agreement in form and substance satisfactory to the Borrower and the Administrative Agent pursuant to which such Additional Commitment Bank shall, effective as of the Extension Date, undertake a Commitment (and, if any such Additional Commitment Bank is already a Bank, its Commitment shall be in addition to such Bank’s Commitment hereunder on such date); provided that the aggregate amount of the Commitments for all Additional Commitment Banks shall be no more than the aggregate amount of the Commitments of all Non-Extending Banks; provided, further, that the existing ~~2027~~2028 Banks shall have the right to increase their Commitments up to the amount of the Non-Extending Banks’ Commitments before the Borrower shall have the right to substitute any other Person for any Non-Extending Bank.
(e)    If (and only if) the aggregate amount of the Commitments of the Banks that have agreed to extend their Existing Commitment Termination Dates plus the aggregate additional Commitments of the Additional Commitment Banks shall be more than 50% of the aggregate amount of the Commitments in effect immediately prior to the Specified Date, then, effective as of the Extension Date, the Existing Commitment Termination Date of each ~~2027~~2028 Bank agreeing to an extension and of each Additional Commitment Bank shall be extended to the date that is one year after the Existing Commitment Termination Date, and each Additional Commitment Bank shall thereupon become a “Bank” for all purposes of this Agreement.
(f)    Notwithstanding the foregoing, the extension of any ~~2027~~2028 Bank’s Existing Commitment Termination Date (and the accession of each Additional Commitment Bank) pursuant to this Section shall be effective on the Extension Date only if (i) the following statements shall be true: (A) no Default or Event of Default has occurred and is continuing, or would result from the extension of the Existing Commitment Termination Date and (B) all the representations and warranties of the Borrower set forth in this Agreement shall be true and correct in all material respects (without duplication of materiality qualifications otherwise set forth in such representations and warranties, before and after giving effect to such extension), and (ii) on or prior to the Extension Date the Administrative Agent shall have received the following, each dated the Extension Date and in form and substance satisfactory to the Administrative Agent: (1) a certificate signed by any one of the Chief Financial Officer, the Chief Executive Officer, an Assistant Secretary-Treasurer, the Controller or the Vice President, Capital Markets Relations of the Borrower to the effect that the conditions set forth in clauses (c) through (g), inclusive, of Section 3.03 have been satisfied as of the Extension Date and, in the case of clauses (c), (d) and (g), setting forth in reasonable detail the calculations required to establish such compliance, (2) a certificate of an officer of the Borrower acceptable to the Administrative Agent stating that all consents, authorizations, notices and filings required or advisable in connection with the extension of the Existing Commitment Termination Date are in full force and effect, and the Administrative Agent shall have received evidence thereof reasonably satisfactory to it, (3) an opinion of the General Counsel of the Borrower, substantially in the form of Exhibit C hereof, provided that an enforceability opinion under New York law, that is reasonably acceptable to the Administrative Agent, shall be furnished by the Borrower’s New York counsel, Foley & Lardner LLP, subject to customary assumptions, qualifications and limitations and (4) such other documents reasonably requested by the Administrative Agent in connection with any such transaction.
(g)    Subject to subsection (e) above, the Commitment of any Non-Extending Bank that has not been replaced pursuant to subsection (d) above shall (i) automatically terminate on its Existing Commitment Termination Date or (ii) at the option of the Borrower, with respect to the Commitments of all Non-Extending Banks that have advised the Borrower of their unwillingness to agree to an extension in response to a notice delivered pursuant to Section 2.22(a), terminate on any anniversary of November 28, 2022 (each, an “Anniversary Date”) occurring prior thereto (in each case without regard to any extension by any other Bank); it being understood and agreed that such Non-Extending Bank’s participations in Letters of Credit outstanding on such Existing Commitment Termination Date or such Anniversary Date, as the case may be, shall terminate thereon and any and all fees and expenses owed to each Non-Extending Bank as of that date shall be paid by the Borrower to such Non-Extending Bank.
Section 2.23. Swingline Loans. (a) Subject to the terms and conditions set forth herein, the Swingline Lender, in reliance on the agreements of the ~~2027~~2028 Banks set forth in this Section, will make Swingline Loans to the Borrower from time to time on any Domestic Business Day, in an aggregate principal amount that will not result in (i) the Credit Exposure of any ~~2027~~2028 Bank exceeding its Commitment, (ii) the total ~~2027~~2028 Credit Exposures exceeding the total ~~2027~~2028 Commitments or (iii) the aggregate principal amount of outstanding Swingline Loans exceeding the Swingline Sublimit; provided, further, that no Swingline Lender shall be required to make a Swingline Loan to refinance an outstanding Swingline Loan. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Swingline Loans.
(b)    Each Swingline Borrowing shall be made upon the Borrower’s notice to the Swingline Lender and the Administrative Agent. Each such notice shall be in the form of a written Swingline Borrowing Request, appropriately completed and signed by a Responsible Officer of the Borrower, or may be given by telephone (if promptly confirmed in writing by delivery of such a written Swingline Borrowing Request consistent with such telephonic notice) and must be received by the Swingline Lender and the Administrative Agent not later than 1:00 p.m. (New York City time) on the date of the requested Swingline Borrowing, and such notice shall specify (i) the amount to be borrowed, which shall be in a minimum of $5,000,000 or a larger multiple of $1,000,000, and (ii) the date of such Swingline Borrowing (which shall be a Domestic Business Day). Subject to the terms and conditions set forth herein, such Swingline Lender shall make each Swingline Loan available to the Borrower by credit to the Borrower’s account with such Swingline Lender or by wire transfer in accordance with instructions provided to (and reasonably acceptable to) the Swingline Lender (or, in the case of a Swingline Loan made to finance the reimbursement of an L/C Credit Extension as provided in Section 2.01(c), by remittance to the respective Issuing Bank), not later than 3:00 p.m. (New York City time) on the requested date of such Swingline Loan.
(c)(i) Immediately upon the making of a Swingline Loan by the Swingline Lender, and without any further action on the part of the Swingline Lender or the ~~2027~~2028 Banks, the Swingline Lender hereby grants to each Lender, and each ~~2027~~2028 Bank hereby acquires from the Swingline Lender, a participation in such Swingline Loan equal to such ~~2027~~2028 Bank’s Pro Rata Share of the amount of such Swingline Loan. The Swingline Lender may, by written notice given to the Administrative Agent not later than 1:00 p.m. (New York City time), on any Domestic Business Day, require the ~~2027~~2028 Banks to fund participations on the Domestic Business Day in all or a portion of its Swingline Loans outstanding. Such notice shall specify the aggregate amount of Swingline Loans in which ~~2027~~2028 Banks will fund such participations. Promptly upon receipt of such notice, the Administrative Agent will give notice thereof to each ~~2027~~2028 Bank, specifying in such notice such ~~2027~~2028 Bank’s Pro Rata Share of each such Swingline Loan. Each ~~2027~~2028 Bank hereby absolutely, unconditionally and irrevocably agrees, upon receipt of notice as provided above in this paragraph, to pay to the Administrative Agent, for the account of the Swingline Lender, such ~~2027~~2028 Bank’s Pro Rata Share of each such Swingline Loan. Each ~~2027~~2028 Bank acknowledges and agrees that its obligation to acquire and fund participations in Swingline Loans pursuant to this paragraph is absolute, unconditional and irrevocable and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.
(ii)    The Administrative Agent shall notify the Borrower of any participations in any Swingline Loan funded pursuant to the preceding paragraph, and thereafter payments in respect of such Swingline Loan shall be made to the Administrative Agent and not to the Swingline Lender. Any amounts received by a Swingline Lender from the Borrower (or other party on behalf of the Borrower) in respect of a Swingline Loan made by the Swingline Lender after receipt by such Swingline Lender of the proceeds of a sale of participations therein shall be promptly remitted to the Administrative Agent. Any such amounts received by the Administrative Agent shall be promptly remitted by the Administrative Agent to the 20272028 Banks that shall have made their payments pursuant to the preceding paragraph and to the Swingline Lender, as their interests may appear, provided that any such payment so remitted shall be repaid to the Swingline Lender or to the Administrative Agent, as applicable, if and to the extent such payment is required to be refunded to the Borrower for any reason. The purchase of participations in a Swingline Loan pursuant to this paragraph shall not relieve the Borrower of any default in the payment thereof.
(d)    The Swingline Lender may resign at any time by giving 30 days’ prior notice to the Administrative Agent, the ~~2027~~2028 Banks and the Borrower. After the resignation of a Swingline Lender hereunder, the retiring Swingline Lender shall remain a party hereto and shall continue to have all the rights and obligations of a Swingline Lender under this Agreement with respect to Swingline Loans made by it prior to such resignation, but shall not be required to make any additional Swingline Loans.
ARTICLE 3
Conditions
Section 3.01. Effectiveness. (i) The Existing Credit Agreement became effective on the Effective Date and (ii) this Agreement shall become effective on the date (the “Amendment Effective Date”) on which the Administrative Agent shall have received the following documents or other items, each dated the Amendment Effective Date unless otherwise indicated:
(a)    receipt by the Administrative Agent of counterparts hereof signed by each of the parties hereto (or, in the case of any party as to which an executed counterpart shall not have been received, receipt by the Administrative Agent in form satisfactory to it in facsimile transmission, electronic submission or other writing from such party of execution of a counterpart hereof by such party);

Section 3.02.[Reserved]
Section 3.03. Borrowings and L/C Credit Extensions. The obligation of any Bank to make a Loan on the occasion of any Borrowing, the obligation of the Issuing Bank to issue, amend or increase the principal amount thereof or extend any Letter of Credit (other than an extension pursuant to an Auto-Extension Letter of Credit in accordance with the original terms thereof) and the obligation of the Swingline Lender to make a Swingline Loan on the occasion of any Swingline Borrowing is subject to the satisfaction of the following conditions, in each case at the time of such Borrowing or L/C Credit Extensions and immediately thereafter:
(a)    The Amendment Effective Date shall have occurred on or prior to November 15, 2022 ~~and~~, the First Amendment Effective Date shall have occurred on or prior to November 20, 2023 and the Second Amendment Effective Date shall have occurred on or prior to December 5, 2024;
(b)    receipt by the Administrative Agent of a Notice of Borrowing or a Swingline Borrowing Request, as applicable, as required by Section 2.02 or 2.03, as the case may be;
(c)    the fact that the Borrower is in compliance with Section 7.11 of the 1994 Indenture, as such Indenture is in effect as of the Effective Date and the Amendment Effective Date;
(d)    Prior to the Commitment Termination Date, the fact that the sum of (i) the aggregate outstanding principal amount of the Loans and (ii) the Outstanding Amount of L/C Obligations will not exceed the Aggregate Commitments (as such Commitments may be increased or decreased from time to time in accordance with the terms and conditions of this Agreement);
(e)    the fact that no Default shall have occurred and be continuing;
(f)    the fact that the representations and warranties of the Borrower (in the case of a Borrowing, L/C Credit Extension or Swingline Borrowing, other than the representations set forth in Section 4.02(c), Section 4.03 and Section 4.14) contained in this Agreement shall be true in all material respects (other than any such representations or warranties that, by their terms, refer to a specific date other than the date of Borrowing or L/C Credit Extension, in which case such representations and warranties shall be true in all material respects as of such specific date) (without duplication of materiality qualifications otherwise set forth in such representations and warranties, before and after giving effect to such Borrowing or L/C Credit Extensions); provided that, (i) in the case of the representations set forth in Section 4.02(a) and Section 4.02(b) being made after the Amendment Effective Date shall be deemed to refer to the most recent balance sheets and statements furnished pursuant to Section 5.03(b)(ii) and Section 5.03(b)(i), respectively and (ii) in the case of the representation set forth in Section 4.06 being made after the ~~First~~Second Amendment Effective Date, such representation shall be true except to the extent not reasonably expected to have a material adverse effect on the business, financial position or results of operations of the Borrower; and
(g)    the fact that (i) there shall be no collateral securing Bonds issued pursuant to any Indenture of a type other than the types of collateral permitted to secure Bonds issued pursuant to such Indenture as of the date hereof, (ii) the allowable amount of eligible collateral then pledged under any Indenture (except with respect to the 1994 Indenture) shall not exceed 150% of the aggregate principal amount of Bonds then outstanding under such Indenture and (iii) no collateral shall secure Bonds other than (A) eligible collateral under such Indenture, the allowable amount of which is included within the computation under subsection (ii) above or (B) collateral previously so pledged which ceases to be such eligible collateral not as a result of any acts or omissions to act of the Borrower (other than the declaration of an “event of default” as defined in a mortgage which results in the exercise of any right or remedy described in such mortgage).
Each Borrowing, L/C Credit Extension or Swingline Loan hereunder shall be deemed to be a representation and warranty by the Borrower on the date of such Borrowing or L/C Credit Extension as to the facts specified in clauses (c), (d), (e), (f) and (g) of this Section 3.03.
ARTICLE 4
Representations and Warranties
The Borrower makes the following representations, warranties and agreements, which shall survive the execution and delivery of this Agreement and the Notes and the making of the Loans or L/C Credit Extensions:
Section 4.01. Corporate Existence, Power and Authority. The Borrower is a cooperative association duly incorporated, validly existing and in good standing under the laws of the District of Columbia and has the corporate power and authority and all material governmental licenses, authorizations, consents and approvals required to own its property and assets and to transact the business in which it is engaged. The Borrower is duly qualified or licensed as a foreign corporation in good standing in every jurisdiction in which the nature of the business in which it is engaged makes such qualification or licensing necessary, except in those jurisdictions in which the failure to be so qualified or licensed would not (after qualification, assuming that the Borrower could so qualify without the payment of any fee or penalty and retain the rights as they existed prior to such qualification all to an extent so that any fees or penalties required to be so paid or any rights not so retained would not, individually or in the aggregate, have a material adverse effect on the business or financial position of the Borrower), individually or in the aggregate, have a material adverse effect upon the business or financial position of the Borrower and its Consolidated Entities, taken as a whole. The Borrower has the corporate power and authority under clause (ii) above to the extent otherwise included therein. The respective principal amounts of Superior Indebtedness, Members’ Subordinated Certificates and Qualified Subordinated Indebtedness to be outstanding on such given future date shall be determined after giving effect to mandatory sinking fund payments, other mandatory prepayments and serial and other maturity payments required to be made on or prior to said given future date by the terms of such Superior Indebtedness, Members’ Subordinated Certificates, Qualified Subordinated Indebtedness or any indenture or other instrument pursuant to which they are respectively issued.
(b)    If any Loan or L/C Obligation is outstanding hereunder, the Borrower will not take any action which would prevent it from then complying, or fail to take any action which would enable it then to comply, with the provisions of Section 3.03(g), assuming for this purpose only that the Borrower then intended to borrow from one or more of the Bank Parties hereunder.
Section 5.10. Liens. The Borrower will not create or permit to exist any Lien on or with respect to any Indebtedness of any Member which is an asset of the Borrower, now existing or hereafter created, or on any notes, mortgages or other documents or instruments evidencing any such Indebtedness, and the Borrower will not permit any Consolidated Entity to create or permit to exist any Lien on or with respect to any of such Subsidiary’s assets, except (i) Liens granted by the Borrower to the trustee pursuant to any Indenture, (ii) Liens on any such Indebtedness granted by the Borrower or its Consolidated Entity to secure any borrowing for the purpose of making loans to Member power supply systems or loans to Members for bulk power supply projects or loans to Members for the purpose of providing financing to telephone and related systems eligible to borrow from the RUS or loans to borrowers borrowing from National Cooperative Services Corporation or Rural Telephone Finance Cooperative, which borrowing or borrowings are on terms (except as to terms of interest, premium, if any, and amortization) not materially more disadvantageous to the Borrower’s unsecured creditors than the borrowings under any Indenture (it being understood that the Borrower cannot pledge such assets to an extent the aggregate value is greater than 150% of the aggregate principal amount of such Indebtedness (except with respect to Indebtedness under the 1994 Indenture)), (iii) Liens of current Taxes not delinquent or a security for Taxes being contested in good faith, (iv) Liens other than in favor of the PBGC, created by or resulting from any legal proceedings (including legal proceedings instituted by the Borrower or any Subsidiary) which are being contested in good faith by appropriate proceedings, including appeals of judgments as to which a stay of execution shall have been issued, and adequate reserves shall have been established, (v) Liens created by the Borrower to secure Guarantees by the Borrower of Indebtedness, the interest on which is excludable from the gross income of the recipient thereof for Federal income tax purposes as provided in Section 103(a) of the Internal Revenue Code or Section 103(a) of the Internal Revenue Code of 1954, as amended, (x) of a Member which is a state or political subdivision thereof or (y) of a state or political subdivision thereof incurred to benefit a Member for one of the purposes provided in Section 142(a)(2), (4), (5), (6), (8), (9), (10) or (12) of the Internal Revenue Code or Section 103(b)(4)(D), (E), (F), (G), (H) or (J) of the Internal Revenue Code of 1954, as amended, (vi) Liens granted by any Subsidiary to the Borrower, (vii) REDLG Program Liens securing REDLG Obligations with respect to government Guarantees of Indebtedness of the Borrower, (viii) Farmer Mac Master Note Purchase Agreement Liens securing Farmer Mac Master Note Purchase Agreement Obligations provided that the Borrower cannot grant liens on such assets to the extent that the aggregate value of such assets on which Liens are granted is greater than 150% of the Farmer Mac Master Note Purchase Agreement Limit and (ix) Liens on any such Indebtedness granted by the Borrower to secure any borrowings, which borrowings are on terms (except as to terms of interest, premium, if any, and amortization) not materially more disadvantageous to the Borrower’s unsecured creditors than the borrowings under any Indenture (it being understood that the Borrower cannot pledge such assets to an extent that the aggregate value is greater than 150% of the aggregate principal amount of such Indebtedness (except with respect to Indebtedness under the 1994 Indenture)); provided that Liens incurred in reliance on clauses (ii), (vii), (viii) and (ix) of this Section 5.10 shall not secure amounts exceeding, in the aggregate, the Lien Exception Amount at any one time outstanding.
Section 5.11. Maintenance of Insurance. The Borrower will maintain, and will cause each Subsidiary to maintain, insurance in such amounts, on such forms and with such companies as is necessary or appropriate for its business.
Section 5.12. Subsidiaries and Joint Ventures. The Borrower will not permit (a) the sum of (i) the amount of Indebtedness owing to the Borrower by all of its Subsidiaries and Joint Ventures plus (ii) the amount paid by the Borrower in respect of the stock, obligations or securities of or any other interest in such Subsidiaries and Joint Ventures plus (iii) any capital contributions by the Borrower to such Subsidiaries and Joint Ventures (the amounts referred to in paragraphs (i) through (iii), the “Investments”) plus (iv) the amount of assets (excluding Foreclosed Assets) otherwise sold or transferred by the Borrower to such Subsidiaries and Joint Ventures (other than sales at fair market value) minus (v) any Start-up Investments minus (vi) any Investment made in cash by the Borrower in any Special Purpose Subsidiary (up to a maximum amount not to exceed the lesser of (x) the amount necessary to provide such Special Purpose Subsidiary with sufficient working capital to conduct its business as contemplated hereby and (y) $150,000,000) to exceed at any time (b) 10% of the sum of (i) all accounts which, in accordance with U.S. GAAP, constitute equity in the Borrower and its Consolidated Entities at such time plus (ii) all Indebtedness of the Borrower shown on its balance sheet dated as of May 31, 2015 as Members’ Subordinated Certificates as such Indebtedness shall be reduced from time to time and any other Indebtedness of the Borrower incurred after May 31, 2015 having substantially similar provisions as to subordination as those contained in said outstanding certificates as such other Indebtedness shall be reduced from time to time, in each case at such time plus (iii) all Qualified Subordinated Indebtedness and principal shall be payable contemporaneously with the related Term Benchmark Loans of the other Banks), and
(b)    after each of its Term Benchmark Loans has been repaid, all payments of principal which would otherwise be applied to repay such Term Benchmark Loans shall be applied to repay its Base Rate Loans instead.
ARTICLE 9
Miscellaneous
Section 9.01. Notices. (a) All notices, requests, directions, consents, approvals and other communications to any party hereunder shall be in writing (including bank wire, facsimile transmission or other electronic submission or similar writing) and shall be given to such party (subject to subparagraph (b) below):  ~~(w)  in the case of the Borrower:~~
(w)    in the case of the Borrower:
National Rural Utilities Cooperative Finance Corporation
20701 Cooperative Way
Dulles, Virginia 20166
Attn: Capital Markets Relations
Phone: (703) 467-1628
Fax: (703) 467-5178
Email: BankingRelations@nrucfc.coop

with a copy to:

National Rural Utilities Cooperative Finance Corporation
20701 Cooperative Way
Dulles, Virginia 20166
Attn: General Counsel
Phone: (703) 467-1782
Fax: (703) 467-5651
Email: Nathan.Howard@nrucfc.coop

~~(c)~~(x) in the case of the Administrative Agent: at its address, email address, telephone number, or telecopier number as the Administrative Agent may hereafter specify in writing to the Borrower.
~~JPMorgan Chase Bank, N.A.~~
~~4041 Ogletown Stanton Rd~~
~~Newark, DE 19713~~
~~Attn: Eureka Young~~
~~E-mail: eureka.young@jpmchase.com~~
~~Telephone: 302-634-5378~~
~~with a copy to:~~

~~Attn: Sherril Lowe~~
~~E-mail: Sherril.lowe@chase.com~~
~~Telephone: 980-296-6558~~
~~with a copy to:~~
~~JPMorgan Chase Bank, N.A.~~
~~8181 Communications Pkwy Bldg B, Floor 06~~
~~Plano, Texas 75024-0239~~
~~Attn: Oswin Joseph~~
~~E-mail: oswin.joseph@jpmchase.com~~
~~Telephone: 972-324-9944~~
~~(d)~~(y) in the case of any Bank, at its address, email address or telecopier number set forth in its Administrative Questionnaire or (z) in the case of any other party, such other address, email address or telecopier number as such party may hereafter specify for the purpose by notice to the Administrative Agent and the Borrower. Each such notice, request, direction, consent, approval or other communication shall be effective (i) if given by facsimile transmission or other electronic submission, when such facsimile transmission or other electronic submission is transmitted to the facsimile number or email address specified in this Section and receipt is confirmed or (ii) if given by any other means, when delivered or received at the address specified in this Section; provided that (A) notices to the Administrative Agent under Article 2 or Article 8 shall also be confirmed by telephone call and shall not be effective until received and (B) any communications deemed received hereunder must have been received during the recipient’s normal business hours; provided, however, that any communication that is not received during the recipient’s normal business hours on a particular Domestic Business Day, shall be deemed to be received on the immediately following Domestic Business Day.
(b)    ~~(e)~~ Notices and other communications to the Bank Parties hereunder may be delivered or furnished by electronic communications pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices pursuant to Article 2 or Article 8 unless otherwise agreed by the Administrative Agent and the applicable Bank Party. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.
(c)    ~~(f)~~ The address, telephone number or facsimile number for any party hereto may be changed at any time and from time to time upon written notice given by such changing party to each other party hereto. Any change in the information provided in any Beneficial Ownership Certification by the Borrower that would result in a change to the list of beneficial owners identified in parts (c)

EXISTING COMMITMENT SCHEDULE

Commitment Prior Institution to the ~~First~~Second Amendment Effective Date		Loans Outstanding on the ~~First~~Second Amendment Effective Date
Bank
JPMorgan Chase Bank, N.A.	$150,000,000.00	$0
Mizuho Bank (USA)	$150,000,000.00	$0
Royal Bank of Canada	$150,000,000.00	$0
The Bank of Nova Scotia	$150,000,000.00	$0
MUFG Bank, Ltd.	$100,000,000.00	$0
KeyBank National Association	$180,000,000.00	$0
PNC Bank, National Association	$150,000,000.00	$0
U.S. Bank National Association	$~~125,000,000.00~~150 ,000,000.00	$0
Truist Bank	$~~125,000,000.00~~150 ,000,000.00	$0
Regions Bank	$~~75,000,000.00~~125 ,000,000.00	$0
Total:	$~~1,355,000,000.00~~1, 455,000,000.00	$0

Existing Commitment Schedule

COMMITMENT SCHEDULE
Commitment Schedule

2026 Banks	Commitment
The Bank of Nova Scotia	$150,000,000.00
Total:	$150,000,000.00
~~2027~~2028 Banks	Commitment
JPMorgan Chase Bank, N.A.	$150,000,000.00
Mizuho Bank, Ltd.	$150,000,000.00
Royal Bank of Canada	$150,000,000.00
KeyBank National Association	$180,000,000.00
PNC Bank, National Association	$150,000,000.00
U.S. Bank National Association	$150,000,000.00
Truist Bank	$150,000,000.00
MUFG Bank, Ltd.	$~~100,000,000.00~~15 0,000,000.00
Regions Bank	$125,000,000.00
M&T Bank**	$75,000,000.00
The Huntington National Bank**	$75,000,000.00
First National Bank of Pennsylvania**	$50,000,000.00
Total:	$~~1,305,000,000.00~~1
,555,000,000.00
Commitment Schedule

EXISTING LETTERS OF CREDIT
L/C# TFTX-374881 – Deseret Generation & Transmission Cooperative
Beneficiary: Rockwood Casualty Insurance Company
Amount: $2,000,000
Effective Date: October 16, 2012
Expiration Date: December 31, ~~2024~~2025

~~L/C# SLCLSTL13035 – Valley Energy, Inc.~~
~~Beneficiary: Castleton Commodities Merchant Trading L.P.~~
~~Amount: $500,000~~
~~Effective Date: July 5, 2022~~
~~Expiration Date: April 15, 2024~~
Existing Letters of Credit

PRICING SCHEDULE
The “Term Benchmark Margin”, the “Base Rate Margin” and the “Facility Fee Rate” for the Borrower at any date are the respective percentages set forth below in the applicable row and column based upon the Status of the Borrower that exists on such date, for each of the 2026 Facility and ~~2027~~2028 Facility.

Status	Level I	Level II	Level III	Level IV	Level V
Term Benchmark Margin	0.6900%	0.8000%	0.9000%	1.0000%	1.1000%
Base Rate Margin	0%	0%	0%	0%	0.1000%
Facility Fee Rate	0.0600%	0.0750%	0.1000%	0.1250%	0.1500%

For purposes of this Pricing Schedule, the following terms have the following meanings, subject to the concluding paragraph of this Pricing Schedule:
“Fitch” means Fitch Ratings, Inc.
“Level I Status” exists at any date if, at such date, the Borrower’s Unsecured Long-Term Debt is rated AA- or higher by S&P, Aa3 or higher by Moody’s or AA- or higher by Fitch.
“Level II Status” exists at any date if, at such date, (i) the Borrower’s Unsecured Long-Term Debt is rated A+ or higher by S&P, A1 or higher by Moody’s or A+ or higher by Fitch, and (ii) Level I Status does not exist.
“Level III Status” exists at any date if, at such date, (i) the Borrower’s Unsecured Long-Term Debt is rated A or higher by S&P, A2 or higher by Moody’s or A or higher by Fitch, and (ii) Level II Status does not exist.
“Level IV Status” exists at any date if, at such date, (i) the Borrower’s Unsecured Long-Term Debt is rated A- or higher by S&P, A3 or higher by Moody’s or A- or higher by Fitch, and (ii) Level III Status does not exist.
“Level V Status” exists at any date if, at such date, neither Level I Status, Level II Status, Level III Status or Level IV Status exists.
“Moody’s” means Moody’s Investors Services, Inc. “Rating Agencies” means each of S&P, Moody’s and Fitch.
“S&P” means S&P Global Ratings, a business unit of Standard & Poor’s Financial Services LLC, or any successor thereto.
Pricing Schedule

EXHIBIT C
OPINION OF GENERAL COUNSEL OF THE BORROWER
~~November 20~~December 5, ~~2023~~2024
To the Administrative Agent and each of the Banks party
to the Revolving Credit Agreement referred to below
c/o JPMorgan Chase Bank, N.A.
1111 Fannin Street, 10th Floor
Houston, TX 77002
Ladies and Gentlemen:
Reference is hereby made to (i) that certain Amended and Restated Revolving Credit Agreement dated as of October 20, 2022 (as amended by the Amendment No. ~~1~~2 (defined below), the “Extended Agreement”), by and among the Borrower, the Banks listed on the signature pages thereof, JPMorgan Chase Bank, N.A., as Administrative Agent and Initial Issuing Bank, Mizuho Bank (USA), as Syndication Agent, and PNC Bank, National Association Royal Bank of Canada, Truist Bank and U.S. Bank National Association, as Co-Documentation Agents, ~~and~~ (ii) that certain Amendment No.1 dated as of November 20, 2023 (“Amendment No. 1”), by and among the Borrower, the Banks listed on the signature pages thereof, JPMorgan Chase Bank, N.A., as Administrative Agent and Initial Issuing Bank, Mizuho Bank (USA), as Syndication Agent, and PNC Bank, National Association, Royal Bank of Canada, Truist Bank and U.S. Bank National Association, as Co-Documentation Agents. and (iii) that certain Amendment No. 2 dated as of December 5, 2024 (“Amendment No. 2” and together with Amendment No.1, the “Amendments”), by and among the Borrower, the Banks listed on the signature pages thereof, JPMorgan Chase Bank, N.A., as Administrative Agent and Initial Issuing Bank, Mizuho Bank (USA), as Syndication Agent, and PNC Bank, National Association, Royal Bank of Canada, Truist Bank and U.S. Bank National Association, as Co-Documentation Agents. I, Nathan Howard, General Counsel of the National Rural Utilities Cooperative Finance Corporation (the “Borrower”), am delivering this opinion at the request of the Borrower pursuant to Section 7(b) of the Amendment No. ~~1~~2. Terms defined in the Extended Agreement are used herein as therein defined.
I have examined originals or copies, certified or otherwise identified to my satisfaction, of such documents, corporate records, certificates of public officials and other instruments and have conducted such other investigations of fact and law as I have deemed necessary or advisable for purposes of this opinion. This opinion is limited to the laws of the District of Columbia.

C-1

Upon the basis of the foregoing, I am of the opinion that:
1.    The Borrower is a cooperative association duly incorporated, validly existing and in good standing under the laws of the District of Columbia and has the corporate power and authority and all material governmental licenses, authorizations, consents and approvals required to own its property and assets and to transact the business in which it is engaged. The Borrower is duly qualified or licensed as a foreign corporation in good standing in every jurisdiction in which the nature of the business in which it is engaged makes such qualification or licensing necessary, except in those jurisdictions in which the failure to be so qualified or licensed would not (after qualification, assuming that the Borrower could so qualify without the payment of any fee or penalty and retain its rights as they existed prior to such qualification all to an extent so that any fees or penalties required to be so paid or any rights not so retained would not, individually or in the aggregate, have a material adverse effect on the business or financial position of the Borrower), individually or in the aggregate, have a material adverse effect upon the business or financial position of the Borrower.
2.    The Borrower has the corporate power and authority to execute and deliver the Amendment No. ~~1~~2 and each of the Notes dated the date hereof (the “Subject Notes”) and carry out the terms and provisions of the Amendment No.~~1~~2, the Extended Agreement and the Subject Notes. The Amendment No. ~~1~~2 and the Subject Notes have been duly and validly authorized, executed and delivered by the Borrower.1
3.    There are no actions, suits, proceedings or investigations pending or, to my knowledge, threatened against or affecting the Borrower by or before any court or any governmental authority, body or agency or any arbitration board which are reasonably likely to materially adversely affect the business, financial position or results of operations of the Borrower or the authority or ability of the Borrower to perform its obligations under the Extended Agreement or the Subject Notes.
4.    No authorization, consent, approval or license of, or declaration, filing or registration with or exemption by, any governmental authority, body or agency is required in connection with the execution or delivery by the Borrower of the Amendment No. ~~1~~2 or the Subject Notes or performance by the Borrower of the Amendment No. ~~1~~2, the Extended Agreement or the Subject Notes.
5.    The holders of the Borrower’s Members’ Subordinated Certificates are not and will not be entitled to receive any payments with respect to the principal thereof or interest thereon solely because of withdrawing or being expelled from membership in the Borrower.
________________

1 The opinion with respect to the enforceability of the Amended and Restated Revolving Credit Agreement under New York law shall be provided by Borrower’s New York counsel, Foley & Lardner LLP, subject to customary assumptions, qualifications and limitations.
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6.    Neither the Borrower nor any Consolidated Entity is in default in any material respect under any material agreement or other instrument to which it is a party or by which it or its property or assets is bound. No event or condition exists which constitutes, or with the giving of notice or lapse of time or both would constitute, such a default under any such agreement or other instrument. Neither the execution and delivery of the Amendment No. ~~1~~2 or the Subject Notes, nor the consummation of any of the transactions therein contemplated or in the Extended Agreement, nor compliance with the terms and provisions thereof, will contravene any provision of law, statute, rule or regulation to which the Borrower is subject or any judgment, decree, award, franchise, order or permit applicable to the Borrower, or will conflict or be inconsistent with, or will result in any material breach of, any of the material terms, covenants, conditions or provisions of, or constitute (or with the giving of notice or lapse of time, or both, would constitute) a default under (or condition or event entitling any Person to require, whether by purchase, redemption, acceleration or otherwise, the Borrower to perform any obligations prior to the scheduled maturity thereof), or result in the creation or imposition of any Lien upon any of the property or assets of the Borrower pursuant to the terms of, any indenture, mortgage, deed of trust, agreement or other instrument to which it may be subject, or violate any provision of the certificate of incorporation or by-laws of the Borrower. Without limiting the generality of the foregoing, the Borrower is not a party to, or otherwise subject to any provision contained in, any instrument evidencing Indebtedness of the Borrower, any agreement or indenture relating thereto or any other contract or agreement (including its certificate of incorporation and by-laws), which would be violated by the incurring of the Indebtedness to be evidenced by the Subject Notes.
7.    The Borrower has complied fully with all of the material provisions of each Indenture. No Event of Default (within the meaning of such term as defined in any Indenture) and no event, act or condition (except for possible non-compliance by the Borrower with any immaterial provisions of such Indenture which in itself is not such an Event of Default under such Indenture) which with notice or lapse of time, or both, would constitute such an Event of Default has occurred and is continuing under such Indenture. The borrowings by the Borrower contemplated by the Extended Agreement will not cause such an Event of Default under, or the violation of any covenant contained in, any Indenture.
8.    Set forth on Annex A attached hereto is a true, correct and complete list of all of the Borrower’s Subsidiaries and Joint Ventures, the jurisdiction of incorporation or organization of each such Subsidiary and Joint Venture and the nature and percentage of the Borrower’s ownership of each such Subsidiary and Joint Venture.
9.    The Borrower has received a ruling from the Internal Revenue Service to the effect that it is exempt from payment of Federal income tax under
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